  C L I F F O R D                                  LIMITED LIABILITY PARTNERSHIP
  C H A N C E

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                                   23 MAY 2006

                           TURQUOISE FUNDING 1 LIMITED
                               as Loan Note Issuer

                      TURQUOISE RECEIVABLES TRUSTEE LIMITED
                             as Receivables Trustee

                     LAW DEBENTURE TRUST COMPANY OF NEW YORK
                               as Security Trustee

                          BEDELL TRUST COMPANY LIMITED
                             as Loan Note Registrar

                                  HSBC BANK PLC
                            as Transferor Beneficiary

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                               SECURITY TRUST DEED

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                                    CONTENTS

CLAUSE                                                                      PAGE

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THIS SECURITY TRUST DEED is made as a deed on the 23 day of May 2006

BETWEEN:

(1)     TURQUOISE FUNDING 1 LIMITED, a private limited liability company incorporated in Jersey, Channel Islands with registered number 92327, whose registered office is at 26 New Street, St Helier, Jersey (the
        "LOAN NOTE ISSUER");

(2)     TURQUOISE RECEIVABLES TRUSTEE LIMITED, a private limited liability company incorporated in Jersey, Channel Islands with registered number
        92324, whose registered office is at 26 New Street, St Helier, Jersey
        (the "RECEIVABLES TRUSTEE", which expression shall include such company and all other persons or companies for the time being acting as the receivables trustee or receivables trustees under the Receivables Trust
        Deed and Servicing Agreement);

(3)     LAW DEBENTURE TRUST COMPANY OF NEW YORK, acting through its New York branch whose principal place of business is at 767 Third Avenue, New
        York, New York 10017 (in its capacity as trustee for and on behalf of the Secured Creditors, the "SECURITY TRUSTEE" which expression shall include such company and all other persons or companies for the time being acting as the trustee or trustees under this Security Trust Deed);

(4)     BEDELL TRUST COMPANY LIMITED, whose registered office is at 26 New
        Street St Helier Jersey JE2 3RA, Channel Islands (in its capacity as
        Loan Note Registrar of the Loan Note, the "LOAN NOTE REGISTRAR" which expression shall include such company and all other persons or companies for the time being acting as the Loan Note Registrar under this Security
        Trust Deed); and

(5)     HSBC BANK PLC, a public limited company registered in England and Wales under registered number 14259, whose registered office is at 8 Canada
        Square, London E14 5HQ (the "TRANSFEROR BENEFICIARY");

WHEREAS

(A)     The Loan Note Issuer has established a loan note issuance programme under which it may authorise the issue of a Series Loan Note, as designated in the relevant Loan Note Supplement, to finance, initially, a contribution to obtain a beneficial interest in the Receivables Trust
        (which terms and other capitalised terms used in these recitals bear the meaning given to them in Clause 1.1 (Definitions) below) and thereafter to finance increases in such interest.

(B)     Each Series Loan Note will be constituted and secured by, be subject to and have the benefit of, inter alia, this Security Trust Deed and the relevant Loan Note Supplement to this Security Trust Deed made between
        Loan Note Issuer, the Security Trustee and others. Following the grant to Loan Note Issuer of an initial interest in the Receivables Trust,
        Loan Note Supplements will be entered into when a further Loan Note is, or Loan Notes are, issued to finance increases in Loan Note Issuer's aggregate interest in the Receivables in the Securitised Portfolio.

(C)     The Security Trustee has agreed to act as Security Trustee for each
        Series in relation to which Loan Note Issuer appoints it to act as set out in the relevant Loan Note

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        Supplement on the terms and subject to the conditions contained in this
        Security Trust Deed and the conditions of any relevant Loan Note
        Supplement.

(D)     NOW IT IS HEREBY AGREED as follows:

1.      DEFINITIONS AND INTERPRETATION

1.1     DEFINITIONS

        Unless defined herein or the context requires otherwise, the words and phrases defined in the Master Definitions Schedule set out in Schedule 6
        of the Receivables Trust Deed and Servicing Agreement of even date herewith and in each Loan Note Supplement (including the applicable Loan
        Note Conditions contained therein) shall have the same meanings in this
        Security Trust Deed (including the recitals) unless the context otherwise requires. In the case of any inconsistency between the defined terms in each of the said documents, the definitions in the relevant
        Loan Note Supplement shall take precedence with reference to the relevant Series, then those in the applicable Loan Note Conditions, then those in this Security Trust Deed, and then those in the Master
        Definitions Schedule.

1.2     ADDITIONAL DEFINED TERMS

        In addition to the terms defined in accordance with Clause 1.1
        (Definitions), the following expressions have the following meanings when used in this Security Trust Deed:

        "ADDITIONAL INTEREST" means in respect of a Loan Note of a particular
        Series, interest which accrues on Deferred Interest at the rate specified in the relevant Loan Note Supplement;

        "ADDITIONAL LOAN NOTE ISSUER ACCOUNT" shall have the meaning specified in Clause 7.1.1;

        "AUTHORISED SIGNATORY" means any director of Loan Note Issuer or any other person or persons notified to the Security Trustee by any director of Loan Note Issuer as being an Authorised Signatory pursuant to Clause
        14.1.17 of this Security Trust Deed;

        "COLLATERAL" has the meaning specified in Schedule 2;

        "CONTRACTUAL CURRENCY" has the meaning specified in Clause 23.1
        (Exchange Rate Indemnity);

        "COSTS" has the meaning specified in Clause 2.4 (Allocation of Costs);

        "COUNTERPARTY" means a Person (other than the Loan Note Issuer) that serves as a counterparty under the terms of a Related Agreement;

        "DEFERRED INTEREST" means in respect of a Loan Note of a particular
        Series, the amount by which the Interest Amount for the particular Loan
        Note on a particular Interest Payment Date exceeds the monies for that particular Series which are deposited to the Loan Note Issuer Account by the Receivables Trustee on or prior to the particular Interest Payment
        Date;

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        "EVENT OF DEFAULT" in respect of any Note shall have the meaning specified in the relevant terms and conditions applicable to such Note, as set out in the Note Trust Deed and the relevant Note Trust Deed
        Supplement;

        "FINAL MATURITY DATE" in respect of each Series has the meaning specified in the relevant Loan Note Supplement for such Series;

        "GUARANTOR" means the Person that guarantees the obligations of a
        Counterparty under a Related Agreement;

        "INDEMNIFIED PARTY" has the meaning specified in Clause 3.3 (Duties and
        Taxes);

        "INTEREST AMOUNT" in respect of each Series has the meaning specified in the relevant Loan Note Supplement for such Series;

        "INTEREST PAYMENT DATE" in respect of each Series has the meaning specified in the relevant Loan Note Supplement for such Series;

        "INTEREST PERIOD" shall mean the period in respect of which interest and other payments in relation to a Series are calculated, as specified in the relevant Loan Note Supplement;

        "ISSUE DATE" means the date of issue of the relevant Loan Note;

        "JERSEY ASSETS" means in relation to Loan Note Issuer all or any of its undertaking, property, assets, rights and revenues whatsoever, present and future, situated in Jersey (including, without limitation, the Loan
        Note Issuer Jersey Secured Property);

        "JERSEY SECURITY INTERESTS LAW" means the Security Interests
        (Jersey) Law 1983;

        "LOAN NOTE CERTIFICATE" means in relation to the Loan Note for a particular Series, a certificate (substantially in the form set out in a schedule to the relevant Loan Note Supplement) issued by the Loan Note
        Issuer evidencing the obligation of the Loan Note Issuer in respect of the Loan Note for that particular Series;

        "LOAN NOTE CONDITIONS" means, in respect of a particular Series, the terms and conditions of the Loan Note for such Series;

        "LOAN NOTE ENFORCEMENT NOTICE" means in respect of the Loan Note to a particular Series, a notice issued by the Security Trustee to the Loan
        Note Issuer following the occurrence of a Loan Note Event of Default declaring that a Loan Note Event of Default has occurred and that the
        Security has become enforceable and demanding all amounts of principal and interest owing in respect of the Loan Note to be paid immediately and to take such steps as the Security Trustee shall think fit to enforce any security it holds in relation to a particular Series
        (subject always in the case of the Loan Note Issuer Jersey Secured
        Property to the Jersey Security Interests Law);

        "LOAN NOTE EVENT OF DEFAULT" means, in respect of the Loan Note of a particular Series, an event of default as more particularly described in the Loan Note Conditions set out in the relevant Loan Note Supplement;

        "LOAN NOTE HOLDER" means in respect of a particular Series, and subject to the terms of the Loan Note Conditions for such Series, the Person in whose name or on whose behalf

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        such Loan Note is for the time being registered in the Loan Note
        Register (or, (i) in the case of a joint holding, the first named thereof, or (ii) where the relevant Loan Note Holder has granted security with respect to such Loan Note, the beneficial holder so named in the Loan Note Register);

        "LOAN NOTE ISSUER ACCOUNT" shall have, in respect of any Series, the meaning (if any) specified in the relevant Loan Note Supplement;

        "LOAN NOTE ISSUER CORPORATE SERVICES AGREEMENT" means the administration agreement dated on or about 23 May 2006, between the Loan Note Issuer,
        Bedell Trust Company Limited and HSBC Bank plc as the same shall be amended, supplemented or novated from time to time;

        "LOAN NOTE ISSUER JERSEY SECURED PROPERTY" shall mean such of the property of the Loan Note Issuer as are Jersey Assets and are subject to security interests created by the Loan Note Issuer in favour of the
        Security Trustee in accordance with Jersey Security Interests Law from time to time under any Loan Note Supplement;

        "LOAN NOTE ISSUER JERSEY SECURITY INTEREST" shall mean the security interest or interests of the Security Trustee in accordance with the
        Jersey Security Interests Law (and as secured party for the purposes of the Jersey Security Interests Law) in the Loan Note Issuer Jersey
        Secured Property;

        "THE LOAN NOTE ISSUER RETURN" has the meaning specified in Part 1 of the
        Schedule (Supplement to the Receivables Trust Deed and Servicing
        Agreement and the Receivables Trust) to the Series 2006-1 Supplement to
        the Receivables Trust Deed and Servicing Agreement;

        "LOAN NOTE REGISTER" has the meaning specified in Clause 4.1
        (Establishment of Loan Note Register);

        "NOTE" means a note representing Associated Debt;

        "NOTE TRUST DEED" means the trust deed for any particular issue of Notes pursuant to a particular Series;

        "NOTE TRUSTEE" means Law Debenture Trust Company of New York situated at
        767 Third Avenue, New York, New York 10017 and any successor Note
        Trustee;

        "PERMITTED ACTIVITIES" means the primary activities of Loan Note Issuer for the purposes of US GAAP, which are:

        (a)       holding its Aggregate Investor Interest in the Receivables
                  Trust, such Trust Property to be allocated under the terms of the Receivables Trust Deed and Servicing Agreement and any
                  Supplement thereto and in compliance with the status of Loan
                  Note Issuer as a qualified special purpose entity under US
                  GAAP as stated in existing accounting literature in respect thereof, including passive derivative financial instruments that pertain to beneficial interests in the Receivables Trust;

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        (b)       holding any Trust Certificates evidencing its beneficial
                  interests in the Trust Property;

        (c)       making Contributions, from time to time, pursuant to the
                  Receivables Trust Deed and Servicing Agreement and any
                  Supplement thereto and receiving distributions in accordance with the terms of the Receivables Trust Deed and Servicing
                  Agreement and any Supplement thereto;

        (d)       under Loan Note Issuer's Loan Note issuance programme
                  established pursuant to the terms of this Security Trust Deed, authorising, from time to time, the issue of a Series Loan
                  Note, as designated in the relevant Loan Note Supplement, to finance, the relevant Contribution to the Receivables Trust in order to finance increases in Loan Note Issuer's Aggregate
                  Investor Interest, and making payments of interest and
                  principal on such Loan Note;

        (e)       granting from time to time, security interests in respect of a
                  Series pursuant to the relevant Loan Note Supplement in
                  accordance with the Jersey Security Interests Law;

        (f)       granting, from time to time, in accordance with this Security
                  Trust Deed and pursuant to the relevant Loan Note Supplement, the security or additional security in favour of the relevant
                  Secured Creditors;

        (g)       in relation to each Series, if specified in the relevant Loan
                  Note Supplement, entering into one or more Related Agreements with a Counterparty and/or Guarantor, under which Loan Note
                  Issuer will make payments to such Counterparty and the
                  Counterparty will make payments to Loan Note Issuer as
                  specified in such Related Agreement; and

        (h)       engaging in other activities pursuant to the terms of this
                  Security Trust Deed and any Loan Note Supplement that are
                  necessary or incidental to accomplish these purposes, which activities cannot be contrary to the status of Loan Note
                  Issuer as a qualified special purpose entity under US GAAP as stated in existing accounting literature in respect thereof;

        "POTENTIAL LOAN NOTE EVENT OF DEFAULT" means any event which may become
        (with the passage of time, the giving of notice, the making of any determination under this Security Trust Deed or any Loan Note
        Supplement, or any combination thereof) a Loan Note Event of Default;

        "PRINCIPAL AMOUNT OUTSTANDING" means in relation to a Loan Note, the original face value thereof less any repayment of principal made to the holder(s) thereof in respect of such Loan Note;

        "PRINCIPAL TERMS" shall have the meaning specified in Clause 6.4.1(e);

        "PRIORITY SECURED CREDITOR" has the meaning specified in the relevant
        Loan Note Supplement;

        "RAPID AMORTISATION PERIOD" has the meaning specified in Part 1 of the
        Schedule (Supplement to the Receivables Trust Deed and Servicing
        Agreement and the

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        Receivables Trust) to the Series 2006-1 Supplement to the Receivables
        Trust Deed and Servicing Agreement;

        "RECEIVER" means a Person or Persons appointed in writing by the
        Security Trustee in accordance with Clause 8.1 (Appointment of Receiver)
        of this Security Trust Deed who is to be a receiver, a receiver and manager or an administrative receiver of the Loan Note Issuer (and who shall not be the Security Trustee or an Affiliate of the Security
        Trustee);

        "REGISTERED HOLDER" has the meaning specified in Clause 4.1
        (Establishment of Loan Note Register);

        "REGULATED AMORTISATION PERIOD" has the meaning specified in Part 1 of the Schedule (Supplement to the Receivables Trust Deed and Servicing
        Agreement and the Receivables Trust) to the Series 2006-1 Supplement to
        the Receivables Trust Deed and Servicing Agreement;

        "RELATED AGREEMENT" has the meaning specified in Clause 2.5 (Related
        Agreements);

        "RELEVANT DOCUMENT" means any document entered into by, or addressed to, the Loan Note Issuer;

        "SEC" means the U.S. Securities and Exchange Commission;

        "SCHEDULED REDEMPTION DATE" in respect of a Loan Note has the meaning specified in the relevant Loan Note Supplement.

        "SECURED CREDITORS" means the Security Trustee and any Receiver or other appointee appointed by it, in respect of amounts owing to each of them under this Security Trust Deed and any Loan Note Supplement and, in
        respect of a particular Series, shall have the meaning attributed thereto in the relevant Loan Note Supplement;

        "SECURED OBLIGATIONS" shall have the meaning specified in Clause 3.2
        (Payments to Secured Creditors) hereof;

        "SECURED PROPERTY" means that property, rights and assets of whatever nature over which security is given hereunder for all Series and pursuant to the Loan Note Supplement pertaining to a particular Series and where specified as such means the Secured Property for a particular
        Series;

        "SECURITY" means the security granted by the Loan Note Issuer in respect of the Secured Obligations under a Series;

        "SECURITY BENEFICIARIES" means any Person who may benefit from the
        Secured Property other than the Secured Creditors and, in respect of a
        Series, shall mean those Persons specified in the relevant Loan Note
        Supplement;

        "SERIES DOCUMENTS" means in relation to a Series Loan Note, this
        Security Trust Deed, the relevant Loan Note Supplement, the Loan Note
        Certificate and the Loan Note Conditions of such Series, any rights of
        Loan Note Issuer specific to such Series under the other Transaction
        Documents and any other documents entered into or produced in connection with such Series;

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        "SERIES LOAN NOTE" means the Loan Note issued by the Loan Note Issuer in relation to a particular Series;

        "SUBSTITUTED LOAN NOTE ISSUER" has the meaning specified in Clause 22.1
        (Substitution) of this Security Trust Deed;

        "SWAP AGREEMENT" means any swap agreement entered into in connection with a Series as specified in the relevant Loan Note Supplement for such
        Series;

        "TIA" means the United States Trust Indenture Act of 1939, as amended;

        "WRITTEN RESOLUTION" has the meaning specified in Schedule 1;

1.3     PRINCIPLES OF INTERPRETATION

        1.3.1     The agreements, representations and warranties of HSBC Bank plc in this Security Trust Deed and any Loan Note Supplement in its capacity as Transferor Beneficiary shall be deemed to be the agreements, representations and warranties of HSBC Bank plc solely in such capacity for so long as they act in such capacity under this Security Trust Deed.

        1.3.2     The following apply in respect of payments under this Security
                  Trust Deed:

                  (a)   All sums payable by the Loan Note Issuer or the
                        Receivables Trustee to any party hereto (except where
                        such party is the Security Trustee or a Receiver
                        appointed by it or the Loan Note Registrar) are
                        inclusive of any VAT which is chargeable on the supply
                        or supplies for which such sums (or any part thereof)
                        are the whole or part of the consideration for VAT
                        purposes and section 89 of the VATA shall not apply to
                        affect the amount of such sums.

                  (b)   All sums payable by the Loan Note Issuer or the
                        Receivables Trustee (for the purposes of this
                        sub-clause, the "PAYER") to the Security Trustee or the
                        Loan Note Registrar (for the purposes of this
                        sub-clause, the "PAYEE") are exclusive of any VAT which
                        is chargeable on the supply or supplies for which such
                        sums (or any part thereof) are the whole part of the
                        consideration for VAT purposes. Where the Payee makes a
                        supply to any Payer for VAT purposes pursuant hereto and
                        VAT is or becomes chargeable on such supply and the
                        Payee is required to account to HM Revenue & Customs for
                        such VAT, the relevant Payer shall pay to the Payee (in
                        addition to any other consideration for such supply) a
                        sum equal to the amount of such VAT, such payment to be
                        made no later than 2 Business Days before the last day
                        (as notified to the Payer in writing by the Payee) on
                        which the Payee can account to HM Revenue & Customs for
                        such VAT without incurring any interest or penalties.

                  (c)   All sums payable by the Security Trustee, the Transferor
                        Beneficiary or the Loan Note Registrar (for the purposes
                        of this sub-clause, the "PAYER") to any party hereto
                        (for the purposes of this sub-clause, the "PAYEE") are
                        exclusive of any VAT which is chargeable on the supply
                        or supplies for which such sums (or any part thereof)
                        are the whole or part of the

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                        consideration for VAT purposes. Where the Payee makes a
                        supply to a Payer for VAT purposes pursuant hereto and
                        VAT is or becomes chargeable on such supply and the
                        Payee is required to account to HM Revenue & Customs for
                        such VAT, the relevant Payer shall pay to the Payee (in
                        addition to any other consideration for such supply) a
                        sum equal to the amount of such VAT, such payment to be
                        made no later than 2 Business Days before the last day
                        (as notified to the Payer in writing by the Payee) on
                        which the Payee can account to HM Revenue & Customs for
                        such VAT without incurring any interest or penalties.

                  (d)   Any reference herein to any fee, cost, disbursement,
                        expense or liability incurred by any party and in
                        respect of which such party is to be reimbursed (or
                        indemnified) by any other person or the amount of which
                        is to be taken into account in any calculation or
                        computation shall, save where the context otherwise
                        requires, include:

                        (i)   where such party is the Loan Note Issuer or the
                              Receivables Trustee, a reference to such part of
                              such fee, cost, disbursement, expense or liability
                              as represents VAT, and any VAT for which such
                              party is required to account to HM Revenue &
                              Customs under Section 8 of VATA in relation to
                              such fee, cost, disbursement, expense or
                              liability; and

                        (ii)  where such party is the Transferor Beneficiary or
                              the Loan Note Registrar, a reference to such part
                              of such fee, cost, disbursement, expense or
                              liability as represents VAT, and any VAT for which
                              such party is required to account to HM Revenue &
                              Customs under Section 8 of VATA in relation to
                              such fee, cost, disbursement, expense or
                              liability, save to the extent that such party is
                              entitled to obtain credit or repayment in respect
                              of such VAT from HM Revenue & Customs.

                  (e)   Any reference herein to a party shall (where
                        appropriate) be deemed, at any time when such party is
                        treated as a member of a group for the purposes of
                        section 43 to 43D of VATA and the Value Added Tax
                        (Groups: eligibility) Order 2004, to include a reference
                        to the representative member of such group.

        1.3.3     Whenever this Security Trust Deed refers to a provision of the
                  TIA, the provision is incorporated by reference in and made a part of this Security Trust Deed. All other TIA terms used in this Security Trust Deed that are defined by the TIA, defined in the TIA by reference to another statute or defined by SEC rule have the meanings assigned to them in the TIA or in such statute or SEC rule.

        1.3.4     Unless otherwise defined herein, in the Master Definitions
                  Schedule or in each Loan Note Supplement (including the
                  applicable Loan Note Conditions contained therein) or unless the context otherwise requires words or expressions

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                  contained in this Security Trust Deed shall bear the same
                  meanings as in the Companies Act 1985.

        1.3.5     References in this Security Trust Deed to any action, remedy or method of judicial proceeding for the enforcement of the rights of creditors shall be deemed to include, in respect of any jurisdiction other than England, references to such
                  action, remedy or method of judicial proceeding for the
                  enforcement of the rights of creditors available or
                  appropriate in such jurisdiction as shall most nearly
                  approximate to such action, remedy or method of judicial
                  proceeding described or referred to in this Security Trust
                  Deed.

        1.3.6     Any reference to and the definition of any document (including this Security Trust Deed) shall be deemed to be a reference to such document as from time to time amended, supplemented,
                  modified or replaced (in whole or in part), but disregarding any amendment, supplement, variation or replacement taking place in breach of the terms of this Security Trust Deed.

        1.3.7     Words denoting one gender only shall include the other gender.

        1.3.8     Unless the context otherwise requires, words importing the singular number include the plural and vice versa.

        1.3.9     All references to "DOLLARS" or the symbols "US$" or "$" shall be construed as references to the lawful currency for the time being of the United States of America.

        1.3.10    All references to "STERLING" or the symbol "(POUND)" shall be construed as references to the lawful currency for the time being of the United Kingdom of Great Britain and Northern
                  Ireland.

2.      SERIES LOAN NOTES

2.1     ISSUE OF LOAN NOTES

        The Loan Note Issuer shall from time to time, if it makes a Contribution to the Receivables Trust (but subject always to the provisions of this
        Security Trust Deed), create and issue new Series consisting of one Loan
        Note upon such terms as to ranking, interest, conversion, redemption and otherwise as the Loan Note Issuer may determine at the time of issue of such Series. Each Loan Note in a particular Series may be notionally segregated by each Class listed on the face of the Loan Note Certificate and the right to receive the payment of interest and repayment of principal may, if specified, be subordinated to the rights of one or more Classes of Loan Note within the same Series as specified in the
        Loan Note Supplement. Each Series Loan Note shall be secured on, and only on, such Secured Property as may be specified in this Security
        Trust Deed and the relevant Loan Note Supplement, with recourse limited to such Secured Property.

2.2     CONDITIONS PRECEDENT

        Any Loan Note which is to be created and issued pursuant to the provisions of Clause 2.1 (Issue of Loan Notes) shall be constituted on the execution of the relevant Loan Note Supplement in respect of such
        Loan Note by the Loan Note Issuer, the Security Trustee and the other parties named therein. The Security Trustee's consent is required to permit

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        the creation and issuance of any such Loan Note, which consent shall be given if the conditions precedent set out in this Clause 2.2 and Clause
        6 are met and which shall be evidenced by the Security Trustee's execution of the relevant Loan Note Supplement. The Loan Note Issuer shall deliver such Loan Note Supplement to the Security Trustee (duly stamped or denoted with any applicable stamp duties or other documentation taxes) containing such provisions (whether or not corresponding to any of the provisions contained in this Security Trust
        Deed) as the Security Trustee may require.

        Each Loan Note Supplement shall be accompanied by:

        2.2.1     a certificate signed by any one director of the Loan Note
                  Issuer certifying that no Loan Note Event of Default has
                  occurred;

        2.2.2     a legal opinion addressed to the Security Trustee (in form and substance reasonably satisfactory to the Security Trustee)
                  confirming capacity, legality, validity, enforceability and bindingness of the Loan Note Supplement and the security
                  created thereby from legal advisers of recognised standing in such jurisdictions as may be reasonably required by the
                  Security Trustee; and

        2.2.3     such other documents as the Security Trustee may require,
                  acting reasonably.

2.3     EACH SERIES TO BE SEPARATE

        The Loan Note for each Series shall form a separate Series and accordingly, save where specifically provided in this Security Trust
        Deed, each covenant and representation provided by the Loan Note Issuer in favour of the Security Trustee and all other rights, Liabilities and obligations of the Loan Note Issuer under this Security Trust Deed shall apply separately to the Loan Note for each Series issued by the Loan
        Note Issuer. Accordingly, the provisions hereof shall, in relation to any Series, be read independently unless the context otherwise requires and accordingly the expression "SECURITY TRUSTEE" shall be construed as a reference to the Security Trustee of such Series, the expression "LOAN
        NOTE" shall be construed as a reference to the Loan Note for such
        Series, the expression "LOAN NOTE HOLDER" shall be construed as a reference to the Loan Note Holder for such Series, the expression
        "SECURED CREDITORS" shall be construed as a reference to the secured creditors of such Series so that each Series shall be constituted as a separate security trust and, unless otherwise expressly provided, events affecting one Series shall not affect another Series.

2.4     ALLOCATION OF COSTS

        2.4.1     The provisions in this Security Trust Deed concerning costs, expenses, fees, remuneration and other financial obligations
                  (whether arising under indemnities or otherwise) shall apply separately to each Series in respect of the costs, expenses, fees, remuneration and financial obligations which arise in respect of such Series (and, for the avoidance of doubt, the
                  Secured Property in respect thereof). All such amounts whether referable to one, some, or all Series are hereafter referred to as the "COSTS". No Costs incurred in respect of any Series will, save as specifically provided herein, be deducted from any amount payable to the Secured Creditors or Security
                  Beneficiaries in respect of any other Series, nor will any such Costs specifically referable to one Series be in any way

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                  charged to any Secured Creditors or Security Beneficiaries of
                  another Series. The provisions of this Security Trust Deed shall be read accordingly.

        2.4.2     If the Security Trustee determines in its sole discretion that any Costs cannot be considered to be solely referable to a particular Series, it shall be entitled in its sole discretion to allocate such Costs between such Series as it shall
                  consider those Costs to be referable pro rata in the
                  proportion which the aggregate Principal Amount Outstanding in respect of each such Series bears to the aggregate Principal
                  Amount Outstanding of all such Series (as at the date such
                  Costs were incurred) in respect of which such Costs were
                  incurred as a whole.

2.5     RELATED AGREEMENTS

        In relation to each Series, if specified in the relevant Loan Note
        Supplement, the Loan Note Issuer may enter into one or more Swap
        Agreements or other related agreements with a Counterparty and/or
        Guarantor (each a "RELATED AGREEMENT"), under which Loan Note Issuer will make payments to such Counterparty and the Counterparty will make payments to Loan Note Issuer as specified in such Related Agreement.
        Each swap transaction or other form of hedging transaction evidenced by a Related Agreement will terminate on the date specified in the relevant
        Loan Note Supplement, unless terminated earlier in accordance with its terms.

3.      PAYMENTS ON THE LOAN NOTES

3.1     COVENANT TO PAY

        The Loan Note Issuer hereby covenants with the Security Trustee that it will, in accordance with the relevant Loan Note Conditions, on any date when the Loan Note for any Series becomes due to be redeemed or repaid in whole or in part in accordance with the relevant Loan Note
        Conditions, unconditionally pay to or procure to be paid to or to the order of or for the account of the Security Trustee, in immediately available funds in the same currency as that in which such Loan Note is denominated, the amount then becoming due on that date in respect of the
        Loan Note for the Series or, if applicable, each Class of such Series and shall (subject to the terms of such Loan Note or, if applicable, each Class of such Series, until such payment (after as well as before any judgment or other order of a competent court)) unconditionally pay to or to the order of or for the account of the Security Trustee as aforesaid, interest on the Principal Amount Outstanding of such Loan
        Note, including Deferred Interest and Additional Interest, if any, at
        the rate or rates set out in, or calculated from time to time in accordance with, the terms of the relevant Loan Note Supplement and Loan
        Note Conditions and on the dates provided for in such terms, PROVIDED
        THAT:

        3.1.1     the Loan Note Issuer shall only be obliged to pay such
                  Principal Amount Outstanding and interest, Deferred Interest and Additional Interest, if any, to the extent set out in this
                  Security Trust Deed and the related Loan Note Conditions and
                  Loan Note Supplement, in respect of such Series or, if
                  applicable, Class; and

        3.1.2     in the case of any payment in respect of the Loan Note of such
                  Series made after the due date or subsequent to a Loan Note
                  Event of Default in respect of such Series, payment shall not be deemed to have been made until the full amount

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                  due in accordance with the terms thereof has been received by the Security Trustee in respect of such Series and notice to that effect has been duly given to the relevant Loan Note
                  Holder of such Series in accordance with such terms.

        Subject to Clause 4.6.5, payments made to the Registered Holder of any
        Loan Note in accordance with the relevant Loan Note Conditions shall to that extent satisfy this obligation and shall, save as specified herein, be a good discharge to the Loan Note Issuer. This covenant shall have effect for so long as Loan Notes of any Series are issued to Loan Note
        Holders and the Security Trustee will hold the benefit of this covenant in relation to each Series on trust for itself and the Loan Note Holder of that Series according to its and their respective interests.

3.2     PAYMENTS TO SECURED CREDITORS

        The Loan Note Issuer hereby covenants to pay to the Security Trustee all amounts due to the Secured Creditors of a Series in accordance with the terms and conditions of the relevant Series Documents and any other amounts payable by the Loan Note Issuer hereunder which the Security
        Trustee determines in its sole discretion are referable or allocable to a Series (the "SECURED OBLIGATIONS") PROVIDED, HOWEVER, that payment of any sum due to a Secured Creditor of such Series made to such Secured
        Creditor shall, to that extent, satisfy such obligation. This covenant shall only have effect each time obligations are owed to Secured
        Creditors when the Security Trustee shall hold the benefit of this covenant in relation to each Series on trust for itself and each Secured
        Creditor of such Series according to their respective interests. For the avoidance of doubt, nothing in this Security Trust Deed shall prevent the Loan Note Issuer from creating security pursuant to a Loan Note
        Supplement over specific assets in relation to a Series in favour of a specific sub-group of secured creditors or secured obligations in relation to such Series. Subject as provided in the relevant Loan Note
        Supplement, the provisions of this Security Trust Deed shall, where the context permits, apply to any such security mutatis mutandis as if it were Secured Property created in respect of Secured Obligations owed to
        Secured Creditors hereunder.

3.3     DUTIES AND TAXES

        The Loan Note Issuer shall pay all stamp, registration and other similar taxes and duties (including any interest and penalties thereon or in connection therewith) which are payable upon or in connection with the execution and delivery of this Security Trust Deed and any Loan Note
        Supplement, and the Loan Note Issuer will indemnify (with recourse limited to the proceeds of the Secured Property relating to the applicable Series) the Security Trustee and the Secured Creditors
        relating to such Series (each an "INDEMNIFIED PARTY") on demand from and against all stamp duty, issue, registration, documentary and other similar taxes paid by any such Indemnified Party in any jurisdiction or jurisdictions in connection with any action taken by such Indemnified
        Party to enforce the obligations of the Loan Note Issuer under this
        Security Trust Deed or any Loan Note Supplement in respect of such
        Series.

3.4     COVENANT OF COMPLIANCE

        The Loan Note Issuer covenants with the Security Trustee separately in respect of each Series that it will comply with, perform and observe all the provisions of this Security Trust Deed relating to such Series which are expressed to be binding on it in respect of

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        such Series. The Loan Note Conditions in respect of each Series shall be binding on the Loan Note Issuer and each Secured Creditor of each
        Series. The Security Trustee shall be entitled to enforce the obligations of the Loan Note Issuer under the Series Documents in respect of a Series by reason of the Security interests granted in its favour pursuant to Clause 5 hereof.

3.5     ONLY SECURITY TRUSTEE TO ACT

        For any Series, only the Security Trustee, at its discretion and without further notice, may pursue the remedies available under the general law or under this Security Trust Deed to enforce the rights under this
        Security Trust Deed or any relevant Loan Note Supplement of the Secured
        Creditors relating to such Series. No Secured Creditor relating to such
        Series shall be entitled to proceed directly against the Loan Note
        Issuer or the assets of the Loan Note Issuer to enforce the performance of any of the provisions of this Security Trust Deed and any relevant
        Loan Note Supplement or the other Series Documents (if any) relating to such Series unless the Security Trustee having become bound in accordance with Clause 8.4.1 to take proceedings fails or neglects to do so within a reasonable period of time and such failure or neglect is continuing.

3.6     NON-PETITION AND LIMITED RECOURSE

        The Security Trustee and the Secured Creditors of any Series shall have recourse only to the Secured Property in respect of such Series and, once such Secured Property has been realised, shall not be entitled to take any further steps against the Loan Note Issuer to recover any sum still unpaid, and all claims and all rights to claim against the Loan
        Note Issuer in respect of each such sum unpaid shall be extinguished. In particular, no Secured Creditor in respect of any Series nor the
        Security Trustee on their behalf may (at any time, whether prior to or after the realisation of the Secured Property):

        3.6.1     institute against, or join any person in instituting against the Loan Note Issuer any bankruptcy, winding up,
                  re-organisation, arrangement, administration, insolvency,
                  liquidation proceeding or other proceeding under any similar law (but, for the avoidance of doubt, without prejudice to the
                  Security Trustee's ability to appoint a Receiver pursuant to the terms of this Security Trust Deed as supplemented by the relevant Loan Note Supplement in relation to such Series) nor shall any of them have any claim in respect of any such sums over or in respect of any assets of the Loan Note Issuer which comprise Secured Property secured only for any other Series;
                  or

        3.6.2     have any recourse, in respect of any obligation, covenant or agreement of the Loan Note Issuer, against any shareholder, officer, agent, or director of the Loan Note Issuer.

3.7     APPLICATION OF MONIES

        3.7.1     For each Series, all monies received by the Security Trustee pursuant to this Security Trust Deed and the relevant Loan
                  Note Supplement relating only to such Series shall, despite any appropriation of all or part of them by the Loan Note
                  Issuer, be held by the Security Trustee upon trust to apply in the manner and order of priority set out in such Loan Note
                  Supplement.

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        3.7.2     If the Security Trustee determines in its sole discretion that any such monies as are described in Clause 3.7.1 cannot be considered to be solely referable to a particular Series, it shall be entitled in its sole discretion to allocate such
                  monies between such Series as it shall consider those monies to be referable pro rata in the proportion which the aggregate
                  Principal Amount Outstanding in respect of each such Series bears to the aggregate Principal Amount Outstanding of all such Series (as at the date such monies were received) in
                  respect of which such monies were received.

3.8     APPLICATION OF FUNDS IN RESPECT OF VOID SERIES

        Without prejudice to the other provisions of this Clause 3 (Payment on the Loan Notes), if the Security Trustee holds any monies which represent principal, premium or interest in respect of the Loan Note in relation to any Series which has become void under its terms, the
        Security Trustee shall (subject to payment or provision for the payment or satisfaction of all amounts (howsoever arising) payable to the
        Security Trustee and/or any appointee under the Series Documents and subject to any claims of any Secured Creditors of such Series or of any
        Security Beneficiaries) pay the same to the Loan Note Issuer (without prejudice to, or liability in respect of, any question as to how such payment to the Loan Note Issuer shall be dealt with as between the Loan
        Note Issuer and any other person).

3.9     APPORTIONMENT OF LIABILITIES BETWEEN SERIES

        In the event that the Security Trustee takes any action to enforce the
        Security in respect of more than one Series and is unable to apportion to a particular Series any Liabilities incurred by it, the Security
        Trustee shall be entitled in its sole discretion to apportion such
        Liabilities to each of the Series in respect of which such Liabilities were incurred in the proportion which the aggregate Principal Amount
        Outstanding in respect of each such Series bears to the aggregate
        Principal Amount Outstanding of all such Series (as at the date such
        Liabilities were incurred) in respect of which such Liabilities were incurred as a whole.

3.10    PAYMENTS

        Any payment to be made in respect of any Series by the Loan Note Issuer or the Security Trustee may be made in accordance with the terms of such
        Series, and any payments so made shall be a good discharge pro tanto to the Loan Note Issuer or, as the case may be, the Security Trustee.

3.11    NO IMPAIRMENT WITHOUT LOAN NOTE HOLDER CONSENT

        Notwithstanding any other provision of this Security Trust Deed but without prejudice to Loan Note Condition 9 (Loan Note Events of
        Default), if applicable, the right of any Loan Note Holder to receive payment of principal and interest on the relevant Loan Note, on or after the respective due dates expressed in such Loan Note, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such
        Loan Note Holder.

3.12    ADDITIONAL EXPENSES

        The Loan Note Issuer shall on demand reimburse the Loan Note Registrar and the Security Trustee respectively for all reasonable expenses incurred by each of them in the negotiation, preparation and execution of the this Security Trust Deed, any relevant Loan

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        Note Supplement and any other Series Document and for all out of pocket expenses (including, without limitation, legal fees and any publication, advertising, communication, courier, postage and other out of pocket expenses) properly incurred in connection with their respective services hereunder.

4.      THE LOAN NOTE REGISTER

4.1     ESTABLISHMENT OF LOAN NOTE REGISTER

        The Loan Note Issuer shall at all times cause to be kept and maintained at the registered office of the Loan Note Registrar a register (the
        "LOAN NOTE REGISTER") which shall, without limitation, (i) record the identity of the persons being the registered holders of the Loan Note for each Series (for each such Loan Note, the "REGISTERED HOLDER") from time to time, the Class of the Loan Note to which they are entitled, their respective addresses, the applicable Issue Date, their respective
        Principal Amounts Outstanding and any other relevant information in respect thereof, and may also contain an annotation indicating that such
        Registered Holder holds on behalf of the relevant Loan Note Holder and
        (ii) register transfers of the Loan Notes.

4.2     ENTRIES IN LOAN NOTE REGISTER CONCLUSIVE

        The entries in the Loan Note Register shall be conclusive evidence of title to and, where noted therein, beneficial interest in the Loan Notes in the absence of manifest error, and the Secured Creditors, the Loan
        Note Issuer, the Security Trustee and the Loan Note Registrar shall be entitled to treat the Registered Holder whose identity is recorded in the Loan Note Register (or, if more than one name is recorded, the first name) as the holder of the related Loan Note, notwithstanding notice to the contrary or anything to the contrary contained herein, (but subject to any annotation of the Loan Note Register in respect of the beneficial interest of a Loan Note Holder) unless such person is designated a nominee for another person when at its election such other person may be treated as the said holder.

4.3     INSPECTION OF LOAN NOTE REGISTER

        The Loan Note Issuer shall procure that the Loan Note Register shall be available for inspection by the Transferor Beneficiary, the Security
        Trustee, any Secured Creditor or any Loan Note Holder, or any third party on behalf of any of them, at any reasonable time upon reasonable prior notice to Loan Note Issuer. No transfer or assignment of a Loan
        Note otherwise permitted hereunder shall be effective unless and until it has been duly recorded in the Loan Note Register as provided in this
        Clause 4 (The Loan Note Register).

4.4     TRANSFERS OF LOAN NOTES

        4.4.1     Save for the initial transfer of a Loan Note from the Loan
                  Note Holder under a Series to the Note Trustee or its nominee for such Series, no transfer of the Loan Note of a Series
                  shall be effective and no Loan Note of a Series shall be
                  subjected to any Encumbrance except in accordance with this
                  Clause 4.4 (unless specified otherwise in any Loan Note
                  Supplement). Any Loan Note Holder may make a transfer of the whole (but not any part) of its Loan Note or create or grant any Encumbrance in respect of such Loan Note only with the prior written consent of the Security Trustee and the
                  Transferor Beneficiary (such consent not to be withheld
                  unreasonably) PROVIDED HOWEVER, that no such transfer or

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                  Encumbrance will be permitted unless (i) the Loan Note Issuer shall have received, prior to such transfer or Encumbrance taking effect, written confirmation from the Person to which such transfer is to be made or in whose favour such
                  Encumbrance is to be granted or created that such transfer or
                  Encumbrance will not cause the holder of the relevant Loan
                  Note to be a person other than a company resident for United
                  Kingdom tax purposes in the United Kingdom, (ii) the Loan Note
                  Holder making such transfer or subjecting the Loan Note to such Encumbrance shall be solely responsible for any costs, expenses or taxes which are incurred by Loan Note Issuer, the
                  Loan Note Holder or any other Person in relation to such
                  transfer or Encumbrance, and (iii) such transfer is not made to any person resident in Jersey for Jersey income tax
                  purposes other than a financial institution acting in the
                  ordinary course of its business.

        4.4.2     It is a condition of the issue of the relevant Loan Note and the Security granted in respect of each Series that each Loan
                  Note Holder will not make any transfer or create or grant any
                  Encumbrance in respect of its Loan Note except in accordance with this Clause 4.4 and that, by its execution of the
                  relevant Loan Note Supplement, each Loan Note Holder
                  acknowledges that any attempt to do so shall be void.

4.5     APPOINTMENT OF LOAN NOTE REGISTRAR

        4.5.1     Each of the Loan Note Issuer and the Security Trustee in
                  accordance with their respective interests hereby appoints the
                  Loan Note Registrar as its agent in relation to the
                  registration and transfer of the Loan Notes.

        4.5.2     The Loan Note Registrar accepts its appointment as agent of the Loan Note Issuer pursuant to Clause 4.5.1 in relation to the registration and transfer of the Loan Note for each Series and agrees to maintain the Loan Note Register and comply with the provisions of the Loan Note Conditions for each relevant
                  Series and this Security Trust Deed.

4.6     TERMS OF APPOINTMENT OF LOAN NOTE REGISTRAR

        4.6.1     The Loan Note Registrar may, in connection with its services hereunder:

                  (a)   rely upon the terms of any notice, communication or
                        other document believed by it to be genuine; and

                  (b)   engage and pay for the advice or services of any lawyers
                        or other experts whose advice or services it considers
                        necessary and rely upon any advice so obtained (and the
                        Loan Note Registrar shall be protected and shall incur
                        no liability as against the Loan Note Issuer or any
                        holder of Loan Notes in respect of any action taken, or
                        permitted to be taken, in accordance with such advice
                        and in good faith).

        4.6.2     The Loan Note Registrar shall comply with the terms and
                  conditions set out in this Security Trust Deed and in the Loan
                  Note Conditions for each Series with respect to the transfer and registration of the Loan Note for the relevant Series and such other duties as are necessarily incidental thereto. The
                  Loan Note Registrar shall not be under any fiduciary duty
                  towards any person other than

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                  the Loan Note Issuer and the Security Trustee, and shall not be responsible for or liable in respect of any act or omission of any other person or be under any obligation towards any person other than the Loan Note Issuer and the Security
                  Trustee.

        4.6.3     The Loan Note Registrar shall maintain at its registered
                  office in Jersey, or at such other place outside the United
                  Kingdom as the Loan Note Issuer may agree, the Loan Note
                  Register showing the amount of the Loan Note for each Series from time to time outstanding and the face value, the Issue
                  Date and the Scheduled Redemption Date applicable to the Loan
                  Note for each Series outstanding and all subsequent transfers and changes of ownership thereof and the names and addresses of the relevant Loan Note Holder. The Loan Note Register may be closed by the Loan Note Issuer for such periods as are
                  specified in the Loan Note Conditions for the relevant Series.

        4.6.4     The Loan Note for each Series shall have the identifying
                  series number which the Loan Note Registrar shall enter in the
                  Loan Note Register.

        4.6.5     Prior to the occurrence of an Event of Default, or following the occurrence of an Event of Default which has either ceased to be continuing or has been waived by the Note Trustee, a
                  Loan Note Holder shall be treated as the owner of the relevant
                  Loan Note in accordance with the Loan Note Conditions for the relevant Series and payments made pursuant to the Loan Note
                  Conditions and this Security Trust Deed to such Loan Note
                  Holder shall to that extent be a good discharge to the Loan
                  Note Issuer and the Security Trustee.

4.7     PROVISION OF INFORMATION

        The Loan Note Issuer shall give to the Loan Note Registrar such further information with regard to the Loan Note Registrar's activities hereunder as may reasonably be required by the Loan Note Registrar for the proper carrying out of its duties.

4.8     NOTIFICATION OF THE PRINCIPAL AMOUNT OUTSTANDING

        The Loan Note Registrar shall, if it so receives such a request in writing from the Security Trustee, on the third Business Day prior to each due date for payment in respect of the Loan Notes, notify the
        Security Trustee of the aggregate Principal Amount Outstanding of all
        Loan Notes issued from time to time by the Loan Note Issuer and the
        Principal Amount Outstanding of the Loan Note for each Series.

4.9     COPY DOCUMENTS AVAILABLE FOR INSPECTION

        The Loan Note Registrar shall make copies of this Security Trust Deed and any relevant Loan Note Supplement available for inspection by the
        Loan Note Holder and the Secured Creditors at its specified office at all reasonable times.

4.10    FREEDOM TO TRANSACT

        The Loan Note Registrar may purchase, hold and dispose of any Loan
        Notes, and may enter into any transaction (including any depository, trust or agency transaction) with any holders of Loan Notes or with any other person in the same manner as if it had not been appointed as the agent of the Loan Note Issuer in relation to the Loan Notes.

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4.11    INDEMNITY

        The Loan Note Issuer shall indemnify the Loan Note Registrar against any liabilities which it incurs otherwise than by reason of its own negligence, fraud, default, or breach of duty as a result or arising out of or in relation to its acting as the agent of the Loan Note Issuer in relation to the Loan Notes.

4.12    TERMINATION OF APPOINTMENT OF LOAN NOTE REGISTRAR

        4.12.1    The Loan Note Registrar may resign its appointment upon not less than 90 days' notice in writing to the Loan Note Issuer
                  (with a copy to the Security Trustee), provided that such
                  resignation shall not take effect until a successor has been duly appointed and notice of such appointment has been given to all Loan Note Holders, the Loan Note Issuer and the
                  Security Trustee.

        4.12.2    The Loan Note Issuer may revoke its appointment of the Loan
                  Note Registrar by not less than 2 Business Days' notice in writing to the Loan Note Registrar (with a copy to the
                  Security Trustee), provided that such revocation shall not take effect until a successor has been duly appointed on
                  substantially similar terms and notice of such appointment has been given to all Loan Note Holders and the Security Trustee by the Loan Note Issuer.

        4.12.3    The appointment of the Loan Note Registrar shall terminate forthwith if (a) an encumbrancer takes possession of, or a receiver, manager or other similar officer is appointed, over the whole or any part of the undertaking, assets and revenues of the Loan Note Registrar, (b) the Loan Note Registrar admits in writing its insolvency or inability to pay its debts as they fall due, (c) an administrator or liquidator of the Loan
                  Note Registrar or the whole or any part of the undertaking, assets and revenues of the Loan Note Registrar is appointed
                  (or application for any such appointment is made), (d) the
                  Loan Note Registrar takes any action for a readjustment or deferment of any of its obligations or makes a general
                  assignment or an arrangement or composition with or for the benefit of its creditors or declares a moratorium in respect of any of its indebtedness, (e) an order is made or an
                  effective resolution is passed for the winding up, liquidation or dissolution of the Loan Note Registrar or (f) any event occurs which has an analogous effect to any of the foregoing.

4.13    SUCCESSOR LOAN NOTE REGISTRAR

        The Loan Note Issuer may with the prior written approval of the Security
        Trustee and on the termination of appointment of the Loan Note Registrar in accordance with Clause 4.12 (Termination of Appointment of Loan Note
        Registrar) appoint a successor Loan Note Registrar and shall forthwith give notice of any such appointment to the Security Trustee and all Loan
        Note Holders, whereupon the Loan Note Issuer and the successor Loan Note
        Registrar shall acquire and become subject to the same rights and obligations between themselves as if they had entered into an agreement on the terms specified in this Security Trust Deed.

4.14    LOAN NOTE REGISTRAR MAY APPOINT SUCCESSOR

        If the Loan Note Registrar gives notice of its resignation in accordance with Clause 4.12.1 or its appointment has been revoked in accordance with Clause 4.12.2 and by the tenth day before the expiry of such notice given in accordance with Clause 4.12.1, or

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        immediately on receipt of such notice given in accordance with Clause
        4.12.2, a successor has not been duly appointed, the Loan Note Registrar may itself, with the prior written approval of the Security Trustee, appoint as its successor any reputable and experienced financial institution acting through an office outside the United Kingdom and give notice of such appointment to the Loan Note Issuer, the Security Trustee and all Loan Note Holders, whereupon the Loan Note Issuer and such successor Loan Note Registrar shall acquire and become subject to the same rights and obligations between themselves as if they had entered into an agreement on the terms specified in this Security Trust Deed.

4.15    RELEASE

        Upon any resignation or revocation taking effect under Clause 4.12.1 or
        4.12.2 or any termination under Clause 4.12.3, the Loan Note Registrar shall:

        4.15.1    be released and discharged from its obligations under this
                  Security Trust Deed (save that it shall remain entitled to the benefit of and be subject to Clauses 4.10 (Freedom to
                  Transact) and 4.11 (Indemnity));

        4.15.2    deliver the Loan Note Register to the Loan Note Issuer or to the successor Loan Note Registrar; and

        4.15.3    upon appropriate notice, provide reasonable assistance to its successor for the discharge of its duties and responsibilities hereunder.

4.16    FEES AND EXPENSES

        The Loan Note Issuer shall, in respect of the relevant Series Loan Note, pay to the Loan Note Registrar for its own account, such fees as shall be agreed from time to time between the Loan Note Issuer and the Loan
        Note Registrar in respect of the services of the Loan Note Registrar hereunder. The provisions of Clause 3.6 (Non-Petition and Limited
        Recourse) shall apply to the Loan Note Registrar mutatis mutandis in respect of any amounts owed to it by the Loan Note Issuer under this
        Security Trust Deed or any Series Document.

5.      SECURITY

5.1     ASSIGNMENT AND FLOATING CHARGE

        The Loan  Note  Issuer  with  full  title  guarantee  and as  continuing security  for all the monies and other  Liabilities  payable or owing by the Loan Note Issuer  under this  Security  Trust Deed and in respect of the Secured Obligations of all the Series from time to time hereby:

        5.1.1     assigns absolutely by way of first fixed security to the
                  Security Trustee all of Loan Note Issuer's right, title and interest in and to, and the entire benefit of, the Loan Note
                  Issuer Corporate Services Agreement, and;

        5.1.2     charges to the Security Trustee, by way of first floating
                  charge, the whole of its undertaking and assets to the extent that such undertaking and assets (a) are not effectively
                  encumbered by the security created by or pursuant to this
                  Security Trust Deed or any Loan Note Supplement relating to any Series or (b) are Jersey

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                  Assets, and paragraph 14 of Schedule B1 to the Insolvency Act
                  1986 applies to the floating charge created pursuant hereto,

        and the Security Trustee shall hold the benefit of the security created by the assignment and charge pursuant to this Clause 5.1 on trust for itself and the Secured Creditors of all Series, provided that such security may only be enforced and the floating charge shall only crystallise in accordance with the provisions of Clause 8 (Enforcement of Security).

5.2     ADDITIONAL SECURITY

        Additional security as may be required in respect of each Series or
        (provided that the Security Trustee consents to the same) in respect of any transaction entered into by Loan Note Issuer relating to or connected with any arrangement for the issue of any Series Loan Note shall be created by Loan Note Issuer in accordance with this Security
        Trust Deed and by the Loan Note Supplement relating to such Series.

5.3     APPLICATION OF CLAUSE 5 TO LOAN NOTE SUPPLEMENTS

        The following provisions of this Clause 5 (Security) shall apply to the security created in Clause 5.1 (Assignment and Floating Charge) and to
        the Security in relation to each Series, except as may be otherwise specified in the relevant Loan Note Supplement relating to each Series.

5.4     RIGHTS OF SECURED CREDITORS

        Each Secured Creditor (other than the Security Trustee and any Receiver appointed by it) will belong to one of the categories of Secured
        Creditor set out below for the purposes of this Security Trust Deed. The entitlement of any Secured Creditor to the relevant Secured Property for a given Series Loan Note, unless otherwise specified herein, shall be specified in the relevant Loan Note Supplement. The categories of
        Secured Creditor (other than the Security Trustee and any Receiver or other appointee appointed by it) are as follows:

        5.4.1     LOAN NOTE HOLDER: the beneficial entitlement of each Loan Note
                  Holder to a security interest in the Secured Property in
                  relation to that Series shall be specified in the relevant
                  Loan Note Supplement and shall be expressed to constitute or form part of that Series;

        5.4.2     ENHANCEMENT PROVIDER: if the relevant Loan Note Supplement specifies that an Enhancement Provider is to be a Secured
                  Creditor of the Secured Property in relation to that Series, the beneficial entitlement of such Enhancement Provider to a security interest in the relevant Secured Property shall be specified in the relevant Loan Note Supplement and shall be expressed to constitute or form part of that related Series;

        5.4.3     OTHER SECURED CREDITORS: if the relevant Loan Note Supplement specifies that any other party is to be a Secured Creditor of the Secured Property in relation to such Series, the
                  beneficial entitlement of such additional Secured Creditor to a security interest in the relevant Secured Property shall be specified in the relevant Loan Note Supplement.

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6.      FORM AND ISSUE OF LOAN NOTES

6.1     LOAN NOTES

        The Loan Note for each Series will be represented by a Loan Note
        Certificate in, or substantially in, the form set out in the relevant
        Loan Note Supplement. The terms and conditions of the Loan Note for each
        Series will be specified in the relevant Loan Note Supplement. For the avoidance of doubt, a Series shall, unless specified in the relevant
        Loan Note Supplement consist of a single Loan Note.

6.2     SIGNING OF LOAN NOTES

        The Loan Note Certificates shall be signed manually or in facsimile by two Authorised Signatories of the Loan Note Issuer and shall be authenticated by manual signature by or on behalf of the Loan Note
        Registrar. Each such Loan Note Certificate so executed and authenticated shall be a binding and valid obligation of the Loan Note Issuer. The
        Loan Note Issuer may adopt and use the signature of any person who, at the date of signing a Loan Note Certificate, is an Authorised Signatory of the Loan Note Issuer, notwithstanding that such person may for any reason (including death) have ceased to be an Authorised Signatory at the time of the creation and issue of the relevant Loan Note.

6.3     ISSUE OF LOAN NOTES

        6.3.1     The issue of a Loan Note may only be made by the Loan Note
                  Issuer in accordance with this Security Trust Deed and the terms of the relevant Loan Note Supplement and in any event with the consent of the Security Trustee and the Transferor
                  Beneficiary (such consent to be given if the conditions
                  precedent set out in Clause 2.2 and this Clause 6 are met and evidenced by the execution of the relevant Loan Note
                  Supplement by the Security Trustee and the Transferor
                  Beneficiary as set out in this Clause 6.3).

        6.3.2     On any Closing Date, the Loan Note Issuer shall procure the registration of the relevant Loan Note in the name of each relevant initial Loan Note Holder with a subsequent transfer to the Note Trustee for the applicable Series or its nominee and delivery of the appropriate Loan Note to the Note Trustee.
                  The Loan Note Issuer shall not so procure the authentication and delivery and the Note Trustee under the relevant Note
                  Trust Deed shall not accept the Loan Note unless the following documents have been received by the Security Trustee in form and substance satisfactory to it:

                  (a)   a Loan Note Supplement in respect of the Series Loan
                        Note is issued satisfying the criteria set out in Clause
                        6.4 (Loan Note Supplements) executed by each of the
                        parties thereto (including the Transferor Beneficiary
                        and the Loan Note Issuer) and specifying the Principal
                        Terms of such Series and the supplements, amendments and
                        variations to this Security Trust Deed as a consequence
                        thereof;

                  (b)   any applicable Enhancement, as specified in such Loan
                        Note Supplement;

                  (c)   an agreement, if any, pursuant to which the Enhancement
                        Provider agrees to provide its Enhancement, if any, as
                        specified in the relevant Loan Note Supplement;

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                  (d)   a solvency certificate signed by a duly authorised
                        signatory and dated the Closing Date, from each of the
                        Transferor Beneficiary and the Loan Note Issuer; and

                  (e)   such legal opinions as the Security Trustee may
                        reasonably require regarding the legality, validity,
                        enforceability and bindingness of any Series Document as
                        are given by counsel (including without limitation,
                        those specified at Clause 2.2 (Conditions Precedent).

6.4     LOAN NOTE SUPPLEMENTS

        6.4.1     A Loan Note Supplement shall be executed in order to effect each issuance of a Series Loan Note and to create security over the relevant Secured Property relating to such Loan Note, which shall:

                  (a)   be executed by the Transferor Beneficiary, the
                        Receivables Trustee, the Loan Note Registrar, the
                        Security Trustee and the Loan Note Issuer;

                  (b)   set out the consent of the Security Trustee and the
                        Transferor Beneficiary to such issue of Loan Note which
                        shall be deemed to be given by their execution of the
                        Loan Note Supplement;

                  (c)   constitute, on the issuance of the relevant Series Loan
                        Note, a supplement by the Loan Note Issuer and the
                        Security Trustee to this Security Trust Deed which, in
                        respect of such Series, shall thereafter be read and
                        construed as supplemented, amended and varied by such
                        Loan Note Supplement;

                  (d)   specify the name and category of each Loan Note Holder
                        of the relevant Series and, if there is more than one
                        Class in a Series, the rights and priorities of each
                        Class vis-a-vis the other Classes constituting the new
                        Series;

                  (e)   set out the principal terms of such Series (all such
                        terms the "PRINCIPAL TERMS") which shall include,
                        without limitation, the following:

                        (i)     the Principal Amount Outstanding of the Loan
                                Note upon issue for such Series;

                        (ii)    the Secured Property for such Series;

                        (iii)   the Closing Date;

                        (iv)    the names of any accounts or ledgers to be used
                                by such Series and the terms governing the
                                operation of any such accounts or ledgers and
                                use of monies therein;

                        (v)     any additional Secured Creditors;

                        (vi)    the terms of any Enhancement with respect to
                                such Series, and the Enhancement Provider, if
                                applicable;

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                        (vii)   the terms governing any deposit into any account
                                provided for such Series; and

                        (viii)  any other relevant terms of such Series.

        6.4.2     Each of the Loan Note Issuer and the Security Trustee shall not execute the Loan Note Supplement unless it is of the
                  opinion that the execution of such Loan Note Supplement and the issue of the Loan Note for the related Series will not be materially prejudicial to the rights, benefits and interests of the Secured Creditors of any other Series and for this
                  purpose the Security Trustee shall be entitled to determine that it is not materially prejudicial to the rights, benefits and interests of such Secured Creditors if it receives written confirmation in accordance with Clause 6.4.3.

        6.4.3     Where each Ratings Agency which is then rating any outstanding
                  Associated Debt for any other Series (in this Clause only, the
                  "OTHER DEBT") has, in connection with the execution of the
                  Loan Note Supplement and the issue of the Loan Note of the related Series, affirmed that such actions will not result in such Rating Agency reducing or withdrawing its then current underlying rating of the Other Debt (in this Clause only, a
                  "RATING AFFIRMATION"), the Loan Note Issuer and the Security
                  Trustee, in considering whether such actions are materially prejudicial to the rights benefits and interests of the
                  Secured Creditors of any other Series (in this clause only, the "NO MATERIAL PREJUDICE TEST"), shall be entitled to take into account such Rating Affirmation, provided that the Loan
                  Note Issuer and the Security Trustee shall continue to be
                  responsible for taking into account, for the purpose of the No
                  Material Prejudice Test, such other matters as it considers to be relevant to such No Material Prejudice Test.

        6.4.4     Each Secured Creditor, by its execution of a Loan Note
                  Supplement, or in the case of a Loan Note Holder, by the
                  purchase of the relevant Loan Note subject to the relevant
                  Loan Note Conditions, consents and confirms that the security trust constituted for the benefit of the relevant Secured
                  Creditor under this Security Trust Deed and any Loan Note
                  Supplement may be supplemented, amended and varied from time to time in accordance with the terms of this Security Trust
                  Deed and any such additional Loan Note Supplement.

7.      LOAN NOTE ISSUER BANK ACCOUNTS AND APPLICATION OF MONIES

7.1     ADDITIONAL LOAN NOTE ISSUER ACCOUNTS

        7.1.1     In addition to the accounts opened in respect of each Series pursuant to the terms of the relevant Loan Note Supplement, the Loan Note Issuer may, with the consent of the Security
                  Trustee, from time to time open further bank accounts (each an
                  "ADDITIONAL LOAN NOTE ISSUER ACCOUNT") (in its name or to be designated as opened on trust for the Loan Note Issuer if
                  opened for the benefit of the Loan Note Issuer by the Security
                  Trustee) at the Operating Bank or at any other Qualified
                  Institution as specified in any Loan Note Supplement,
                  PROVIDED, THAT each such Additional Loan Note Issuer Account shall be charged to the Security Trustee on trust for itself and the other Secured

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                  Creditors of the Series to which such Additional Loan Note
                  Issuer Account relates.

        7.1.2     The Loan Note Issuer at all times shall maintain accurate
                  records reflecting each transaction in any Loan Note Issuer
                  Account, Additional Loan Note Issuer Account and in any ledger relating thereto, including any ledger in relation to a Class.

7.2     POWERS OF INVESTMENT

        Subject to the terms of the relevant Loan Note Supplement, the Loan Note
        Issuer shall have no power of investment.

7.3     APPLICATION OF MONIES IN LOAN NOTE ISSUER ACCOUNTS AND ADDITIONAL LOAN
        NOTE ISSUER ACCOUNTS

        Amounts deposited in Loan Note Issuer Accounts and Additional Loan Note
        Issuer Accounts shall be applied in accordance with the provisions of any relevant Loan Note Supplement and Clause 7.4 (Payments - Currency of
        Account and Payment Method).

7.4     PAYMENTS - CURRENCY OF ACCOUNT AND PAYMENT METHOD

        7.4.1     Unless otherwise specified in any relevant Loan Note
                  Supplement, Sterling is the currency of account and payment for each and every sum at any time due from any Person
                  hereunder, PROVIDED, HOWEVER that:

                  (a)   each payment in respect of costs shall be made in the
                        currency in which the same were incurred; and

                  (b)   each payment which is expressed herein to be payable in
                        another currency shall be made in that other currency.

        7.4.2     On each date upon which this Security Trust Deed or any Loan
                  Note Supplement requires an amount to be paid by or on behalf of any party to the Loan Note Issuer, such party shall, save as expressly provided otherwise herein or in such Loan Note
                  Supplement, make the same available to Loan Note Issuer by payment in Sterling and in immediately available funds to such account and bank in Jersey as the Loan Note Issuer shall have specified in writing for this purpose no later than midday on the day that such amount becomes payable.

8.      ENFORCEMENT OF SECURITY

8.1     APPOINTMENT OF RECEIVER

        8.1.1     Subject to Clause 8.1.2 below, at any time after all or part of the Security in relation to any one or more Series Loan
                  Note issued by the Loan Note Issuer has become enforceable in accordance with the Loan Note Conditions, the Security Trustee may by writing appoint any person or persons to be a Receiver of the Secured Property (save to the extent it comprises
                  Jersey Assets) of any such Series, and may remove any Receiver so appointed and appoint another in its place. Section 109(1)
                  of the Law of Property Act 1925 shall not apply in respect of any such appointment.

        8.1.2     Upon receipt of notice of a petition to a court of competent jurisdiction for an administration order to be made on
                  application by a creditor or creditors of the

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                  Loan Note Issuer, the Security Trustee shall use reasonable endeavours, subject to its being practicable so to do, and provided it has been indemnified and/or secured to its
                  satisfaction, forthwith to appoint a Receiver or Receivers
                  (being, for the avoidance of doubt, an administrative receiver or similar officer falling within the definition of
                  "ADMINISTRATIVE RECEIVER" under Section 29(2) of the
                  Insolvency Act 1986) of the whole of the Secured Property
                  (save to the extent it comprises Jersey Assets) in relation to all Series Loan Notes outstanding and issued by Loan Note
                  Issuer and in relation to the floating charge created pursuant to Clause 5 (Security) subject to the immediately following sentence. The Security Trustee shall only give a notice of crystallisation in respect of the floating charge and/or
                  appoint an administrative receiver thereunder or enforce its rights under the Loan Note Issuer Jersey Security Interest if it has been instructed so to do by the Note Trustee for each outstanding Series and has been indemnified and/or secured to its satisfaction for its costs of so doing. Subject in the case of the Loan Note Issuer Jersey Security Interest to
                  Article 8(6)(b) of the Jersey Security Interests Law, any
                  proceeds of enforcement of the Loan Note Issuer Jersey
                  Security Interest or the floating charge shall be distributed amongst the Secured Creditors of the relevant Series pro rata in the proportion which the aggregate Principal Amount
                  Outstanding in respect of each such Series bears to the
                  aggregate Principal Amount Outstanding of all such Series (as at the date such monies were received) in respect of which such monies were received (unless, in relation to any Series, the relevant Loan Note Supplement specifies that any such
                  Series shall be subordinated to any other Series).

        8.1.3     For the purposes of the Loan Note Issuer Jersey Security
                  Interest, service by the Security Trustee of a notice upon the
                  Loan Note Issuer specifying the Loan Note Event of Default in respect of any one or more Series and, if the default is
                  capable of remedy, requiring the Loan Note Issuer to remedy it, shall constitute notice for the purposes of the Jersey
                  Security Interests Law of an event of default in respect of the Loan Note Issuer Jersey Security Interest and, subject to the provisions of Articles 6(4) and 8(3) of the Jersey
                  Security Interests Law, the Security Trustee shall have an immediate power of sale over the Loan Note Issuer Jersey
                  Secured Property relating to any such Series, without having to apply to the Royal Court of Jersey for authority to
                  exercise the same.

        8.1.4     The power of sale in respect of the Loan Note Issuer Jersey
                  Security Interest shall, subject to the Jersey Security
                  Interest Law, be exercisable by the Security Trustee in such manner as the Security Trustee may in its discretion deem
                  appropriate and with all powers of a beneficial owner
                  notwithstanding that no such beneficial ownership shall have vested in it as such. Subject to the Jersey Security Interest
                  Law but otherwise without any limitation the Security Trustee may, without liability and subject to the Security Trustee having been indemnified in full and/or provided with security to its satisfaction, sell or dispose of the whole or part of the relevant Loan Note Issuer Jersey Secured Property at such times and in such manner and generally on such terms and
                  conditions and for such consideration as the Security Trustee may think fit. Any such sale or disposal may be for cash,
                  debentures or other obligations, shares, stocks, securities or other valuable consideration and may be payable

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                  immediately or by instalment spread over such a period as the
                  Security Trustee may think fit. The Security Trustee shall have right of recourse to any monies forming part of the Loan
                  Note Issuer Secured Property and may, without liability and subject to the Security Trustee having been indemnified in full to its satisfaction, apply such monies in the payment or discharge of the Secured Obligations as if such moneys were proceeds of sale.

8.2     ENFORCEMENT OF TRUST BY THE SECURITY TRUSTEE

        At any time after the Loan Note pertaining to a particular Series has become due and repayable in accordance with the relevant Loan Note
        Conditions and shall not have been repaid (including, without limitation, following a default in payment of principal or interest which is due and payable thereunder), but subject to the provisions of
        Loan Note Condition 13 (Meetings of Loan Note Holders, Modification,
        Waiver, Authorisation and Substitution), if applicable, the Security
        Trustee may at its discretion and without further notice, recover judgment in its own name and as trustee of an express trust against the
        Loan Note Issuer for the whole amount of principal and interest remaining unpaid and take such other steps and/or institute such proceedings as it may think fit against, or in relation to, the Loan
        Note Issuer and/or such steps as it may think fit to enforce the security created in favour of the Security Trustee by, and contained in, this Security Trust Deed and any relevant Loan Note Supplement and to enforce the Loan Note Issuer's obligations under this Security Trust
        Deed and any relevant Loan Note Supplement including, without limitation, to enforce repayment of the Loan Notes together with accrued interest and any other monies payable pursuant to this Security Trust
        Deed and any relevant Loan Note Supplement, provided that the Security
        Trustee shall be bound by the terms of this Security Trust Deed and the relevant Loan Note Supplement in determining the priority in which any monies received by it shall be applied.

8.3     STANDARD OF PROOF

        Should the Security Trustee take legal or other proceedings against the
        Loan Note Issuer to enforce any of the provisions of the Loan Notes, or any of the provisions of this Security Trust Deed and any relevant Loan
        Note Supplement, the Security Trustee may file such proofs of claim and other papers or documents and to take any and all actions authorised under the TIA as may be necessary or advisable in order to have the claims of the Security Trustee, the Secured Creditors and the Loan Note
        Holders allowed in any judicial proceedings relating to the Loan Note
        Issuer, its auditors or its property.

8.4     LOAN NOTE ENFORCEMENT NOTICE

        8.4.1     The Security Trustee shall not be bound to take any such
                  proceedings or steps as are contemplated by any provision of this Clause 8 (Enforcement of Security) or any other
                  proceedings pursuant to or in connection with this Security
                  Trust Deed or any relevant Loan Note Supplement, the Loan
                  Notes or any of them or to give any notice pursuant to Loan
                  Note Condition 9 (Loan Note Events of Default), if applicable, unless directed or requested to do so by the Note Trustee of a particular Series and then only if it shall have been
                  indemnified and/or secured to its satisfaction.

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        8.4.2     Subject to the Security Trustee being requested and/or
                  directed by the Note Trustee of a particular Series and
                  subject also to it having been indemnified and/or secured to its satisfaction following the occurrence of a Loan Note Event of Default, the Security Trustee shall be required to issue a
                  Loan Note Enforcement Notice and to take such steps as it
                  shall think fit to enforce any security it holds in relation to a particular Series, save to the extent restricted in
                  accordance with Clause 8.1.2.

8.5     LEGAL PROCEEDINGS

        Only the Security Trustee may enforce (i) the security created in favour of the Security Trustee by, and contained in, this Security Trust Deed and any relevant Loan Note Supplement or (ii) the provisions of the Loan
        Notes or this Security Trust Deed and any relevant Loan Note Supplement and no Secured Creditors shall be entitled to proceed directly against the Loan Note Issuer to enforce its rights under or in respect of the
        Loan Notes, this Security Trust Deed, any relevant Loan Note Supplement or any other document unless (i) the Security Trustee has become bound to institute proceedings and has failed to do so within a reasonable time and (ii) such failure is continuing. Notwithstanding any other provision hereof, each Loan Note Holder shall have the rights accorded by Section 316 of the TIA.

9.      PROVISIONS UPON ENFORCEMENT

9.1     POWERS OF A RECEIVER

        If the Security Trustee appoints a Receiver or administrative receiver pursuant to Clause 8 (Enforcement of Security), the following provisions
        (subject, in the case of any Loan Note Issuer Jersey Secured Property, to the Jersey Security Interests Law) shall have effect in relation thereto:

        9.1.1     such appointment may be made either before or after the
                  Security Trustee has taken possession of any Secured Property relating to any Series;

        9.1.2     such Receiver may be vested by the Security Trustee with such powers and discretions as the Security Trustee has and may think expedient and such Receiver may, subject as provided in
                  Clause 8.1 (Appointment of Receiver), (i) sell or concur in the sale of all or any of the Secured Property, or assign or release all or any of the Secured Property, to any Person save for itself or any of its Affiliates, or (ii) continue the
                  business of the Loan Note Issuer as a going concern with
                  respect to the Secured Property, in each case without
                  restriction and on such terms and for such consideration (if any) as he may think fit and may carry any such transaction into effect by conveying, transferring and delivering in the name or on behalf of the Loan Note Issuer or otherwise;

        9.1.3     the exclusion of any part of the Secured Property of any
                  Series from the appointment of the Receiver shall not preclude the Security Trustee from subsequently extending his
                  appointment (or that of the Receiver replacing him) to that part;

        9.1.4     the remuneration of the Receiver may be fixed by the Security
                  Trustee (and may be or include a commission calculated by
                  reference to the gross amount of all money received or
                  otherwise), but such remuneration shall be payable by the

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                  Loan Note Issuer alone and shall only be payable from such sums as are realised in respect of those Series the Secured
                  Property in respect of which are the subject of the
                  appointment of such Receiver;

        9.1.5     the Security Trustee may from time to time and at any time require any such Receiver to give security for the due
                  performance of his duties as Receiver and may fix the nature and amount of the security to be so given but the Security
                  Trustee shall not be bound in any case to require any such security;

        9.1.6     save insofar as otherwise directed by the Security Trustee and otherwise required by law, all monies from time to time
                  received by such Receiver shall be paid over forthwith to the
                  Security Trustee to be applied by it in accordance with the provisions of Clause 7 (Loan Note Issuer Bank Accounts and application of monies) as supplemented by the relevant Loan
                  Note Supplement;

        9.1.7     every such Receiver shall be the agent of the Loan Note Issuer for all purposes and the Loan Note Issuer alone shall be
                  responsible for his acts, defaults and misconduct, and the
                  Security Trustee and the Secured Creditors of any Series shall not incur any liability therefor or by reason of its or their making or consenting to the appointment of a person as a
                  Receiver under this Security Trust Deed and any relevant Loan
                  Note Supplement;

        9.1.8     neither the Security Trustee nor any of the Secured Creditors
                  of any Series shall be in any way responsible for any
                  misconduct or negligence on the part of any such Receiver;

        9.1.9     the Security Trustee may (subject to Section 45 of the
                  Insolvency Act 1986) remove the Receiver whether or not
                  appointing another in his place and the Security Trustee may also appoint another receiver if the Receiver resigns;

        9.1.10    the Receiver shall have, mutatis mutandis, the powers,
                  authorities and discretions conferred upon the Security
                  Trustee under this Security Trust Deed and any relevant Loan
                  Note Supplement, subject to such restrictions as the Security
                  Trustee may think fit and subject in the case of the Loan Note
                  Issuer Jersey Secured Property to the Jersey Security
                  Interests Law. Without prejudice to the generality of the
                  foregoing, any Receiver appointed to the whole or
                  substantially the whole of the Secured Property shall have the powers referred to in Schedule 1 of the Insolvency Act 1986;

        9.1.11    the Security Trustee may pay over to such Receiver any monies constituting part of the Security to the intent that the same may be applied for the purposes of this Security Trust Deed by such Receiver and the Security Trustee may from time to time determine what funds the Receiver shall be at liberty to keep in hand with a view to the performance of his duties as such
                  Receiver;

        9.1.12    Sections 109(6) and (8) of the Law of Property Act 1925
                  (relating to application of monies received by a receiver)
                  shall not apply in relation to a Receiver appointed under
                  Clause 8 (Enforcement of Security); and

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        9.1.13    none of the restrictions imposed by the Law of Property Act
                  1925 in relation to the appointment of receivers or as to the giving of notice or otherwise shall apply in relation to a
                  Receiver appointed under Clause 8 (Enforcement of Security).

9.2     POWER OF SALE

        Sections 93 and 103 of the Law of Property Act 1925 shall not apply in relation to any Security created under this Security Trust Deed or any relevant Loan Note Supplement, nor in relation to a Receiver appointed under Clause 8 (Enforcement of Security). Notwithstanding any other provision of this Security Trust Deed, the Loan Note for any Series shall be deemed for the purposes of Section 101 of the Law of Property
        Act 1925 to have become due within the meaning of that Section and the power of sale and other powers conferred on mortgagees by the Law of
        Property Act 1925 as varied or extended by this Security Trust Deed and any relevant Loan Note Supplement including the power to appoint a
        Receiver shall arise immediately on execution of the relevant Loan Note
        Supplement.

9.3     PROCEEDS OF ENFORCEMENT HELD ON TRUST

        Subject in the case of the Loan Note Issuer Jersey Secured Property to the Jersey Security Interests Law, for each Series, all monies received by the Security Trustee in respect of the Security or the Secured
        Property relating to such Series shall be held by the Security Trustee upon trust to apply the same as provided in this Security Trust Deed and the relevant Loan Note Supplement.

9.4     FURTHER ASSURANCE

        For each Series, the Loan Note Issuer shall execute and do all such assurances, acts and things as the Security Trustee or any Receiver may require (including, without limitation, the giving of notices of assignment and the effecting of filings or registrations in any jurisdiction) for perfecting or protecting the Security and from time to time and at any time after the Security or any part thereof has become enforceable shall execute and do all such assurances, acts and things as the Security Trustee or any Receiver may require for facilitating the realisation of, or enforcement of rights in respect of, all or any of the Secured Property relating to such Series and the exercise of all powers, authorities and discretions vested in the Security Trustee or in any Receiver of all or any of the Secured Property relating to such
        Series.

9.5     SECURITY TRUSTEE'S POWER TO BORROW

        For each Series, subject in the case of the Loan Note Issuer Jersey
        Secured Property to the Jersey Security Interests Law, the Security
        Trustee may raise and borrow money on the security of all or any of the
        Secured Property relating to such Series for the purpose of defraying any Liabilities paid or incurred by it in relation to this Security
        Trust Deed and any relevant Loan Note Supplement relating to such Series or in the exercise of any of the powers contained in this Security Trust
        Deed and any relevant Loan Note Supplement relating to such Series. The
        Security Trustee may raise and borrow such money at such rate of interest and generally on such terms and conditions as it shall think fit and may secure the repayment of the money so raised or borrowed with interest on the same by mortgaging or otherwise charging all or any of the Secured Property relating to such Series in such manner and form as the Security Trustee may think fit (which

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        mortgage or other charge may rank in priority to, pari passu with or after the Security) and for such purposes may execute and do all such assurances and things as it may think fit and no person lending any such money shall be concerned to enquire as to the propriety or purpose of the exercise of any power of the Security Trustee or to see to the application of any money so raised or borrowed.

9.6     EXTENT OF SECURITY TRUSTEE'S LIABILITY

        For each Series, the Security Trustee shall not, nor shall any Receiver appointed as aforesaid nor any attorney, agent or delegate of the
        Security Trustee by reason of taking possession of or having assigned to it all or any of the Secured Property relating to such Series or any other reason whatsoever and whether as mortgagee in possession or on any other basis whatsoever be liable to account for anything except actual receipts or be liable for any loss or damage arising from realisation of, or enforcement of rights in respect of, all or any of the Secured
        Property relating to such Series or any other property, assets, rights or undertakings of whatsoever nature (including but not limited to any other Secured Property) whether or not owned by the Loan Note Issuer or any other person or in which the Loan Note Issuer or such other person has an interest, from any act, default or omission in relation to all or any of the Secured Property relating to such Series or any other property, assets, rights or undertakings of whatsoever nature (including but not limited to any other Secured Property) whether or not owned by the Loan Note Issuer or any other person or in which the Loan Note
        Issuer or such other person has an interest, or from any exercise or non-exercise by it of any power, authority or discretion conferred upon it in relation to all or any of the Secured Property relating to such
        Series or any other property, assets, rights or undertakings of whatsoever nature (including but not limited to any other Secured
        Property) whether or not owned by the Loan Note Issuer or any other person or in which the Loan Note Issuer or such other person has an interest, by or pursuant to this Security Trust Deed as supplemented by the relevant Loan Note Supplement relating to such Series or otherwise.

9.7     POWERS IN ADDITION TO STATUTE

        For each Series, the powers conferred by this Security Trust Deed in relation to all or any of the Secured Property in respect of such Series on the Security Trustee or on any Receiver of all or any of the Secured
        Property shall (save to the extent they relate to Jersey Assets) be in addition to and not in substitution for the powers conferred on mortgagees or receivers under the Law of Property Act 1925 and the
        Insolvency Act 1986 and where there is any ambiguity or conflict between the powers contained in such Act and those conferred by this Security
        Trust Deed and any relevant Loan Note Supplement the terms of this
        Security Trust Deed and any relevant Loan Note Supplement shall prevail.
        The powers conferred by this Security Trust Deed on the Security Trustee in relation to all or any of the Loan Note Issuer Jersey Secured
        Property shall be subject to the Jersey Security Interests Law.

9.8     DUTY OF ENQUIRY

        For each Series, no person dealing with the Security Trustee or with any
        Receiver of all or any of the Secured Property in respect of such Series appointed by the Security Trustee shall be concerned to enquire whether any event has happened upon which any of the powers, authorities and discretions conferred by or pursuant to this Security Trust Deed and any relevant Loan Note Supplement in relation to such Secured Property in

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        respect of such Series or any other Secured Property or any other property, assets or undertaking are or may be exercisable by the
        Security Trustee or by any such Receiver or otherwise as to the propriety or regularity of acts purporting or intended to be in exercise of any such powers, authorities or discretions and all the protections to purchasers contained in Sections 104 and 107 of the Law of Property
        Act 1925 shall apply to any person purchasing from or dealing with the
        Security Trustee or any such Receiver in like manner as if the statutory powers of sale and of appointing a Receiver in relation to such Secured
        Property in respect of such Series or any other Secured Property or any other property, assets or undertaking had not been varied or extended by this Security Trust Deed and any relevant Loan Note Supplement.

9.9     RELEASE OF SECURITY

        Upon proof being given to the satisfaction of the Security Trustee that the Loan Note Issuer is under no further actual or contingent liability, present or future, under this Security Trust Deed and any relevant Loan
        Note Supplement in respect of any Series, the Security Trustee shall at the written request and cost of the Loan Note Issuer execute and do all such deeds, acts and things as may be necessary to reassign or, as the case may be, redeliver and release the Secured Property in respect of such Series from the Security and the trust contained in this Security
        Trust Deed as supplemented by the relevant Loan Note Supplement.

9.10    CONTINUING SECURITY

        The Security constituted by this Security Trust Deed as supplemented by the relevant Loan Note Supplement is continuing security for the performance of the Secured Obligations notwithstanding any intermediate payment in respect of the Secured Obligations and shall be in addition to any other security, rights or remedies which the Security Trustee may have.

9.11    POWER OF ATTORNEY

        For the purpose of securing the interests of the Security Trustee and the other Secured Creditors whether under or pursuant to this Security
        Trust Deed or any Series Document or in relation to the Secured Property and the performance of its obligations to the Security Trustee and the other Secured Creditors, whether under or pursuant to this Security
        Trust Deed or any Series Document or in relation to the Secured
        Property, the Loan Note Issuer irrevocably for value and by way of security hereby severally appoints the Security Trustee and every
        Receiver of the Secured Property or any part thereof to be its attorney
        (with full power to appoint substitutes or to sub-delegate, including power to authorise the person so appointed to make further appointments)
        on behalf of the Loan Note Issuer and in its name or otherwise, to execute any document or do any assurance, act or thing which the Loan
        Note Issuer ought to execute or do pursuant to this Security Trust Deed and generally on its behalf and in its name or otherwise, to execute any document or do any assurance, act or thing which the Security Trustee or such Receiver (or such substitute or delegate) may, in its or his absolute discretion, properly consider appropriate in connection with the exercise or enforcement of any of the rights, powers, authorities or discretions conferred on the Security Trustee or the Receiver under or pursuant to this Security Trust Deed or any Series Document. The Loan
        Note Issuer hereby ratifies and confirms and agrees to ratify and confirm whatever any such attorney does or purports to do in the exercise or purported exercise of all or any of the powers,

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        authorities and discretions referred to in this Clause 9.11. For the avoidance of doubt, this power of attorney is granted, inter alia, pursuant to Article 5 of the Powers of Attorney (Jersey) Law 1995 for
        the purposes of facilitating the Security Trustee's powers hereunder and under the Jersey Security Interests Law in respect of the Loan Note
        Issuer Jersey Security Interest.

10.     THE SECURITY TRUSTEE

10.1    DUTIES OF THE SECURITY TRUSTEE

        10.1.1    The Security Trustee agrees to perform such duties and only such duties as are specifically set forth in this Security
                  Trust Deed as supplemented by the relevant Loan Note
                  Supplements to the extent required or permitted under and in compliance with applicable law and regulations.

        10.1.2    The Security Trustee shall consent to the operation of the
                  Loan Note Issuer Accounts for each Series by the Loan Note
                  Issuer in accordance with the provisions of this Security
                  Trust Deed and any Loan Note Supplement.

        10.1.3    Subject to Clause 8.1.4, after any Security has become
                  enforceable, the Security Trustee shall (provided it is
                  indemnified and/or secured to its satisfaction), if it has actual knowledge of the same, act promptly to exercise its rights under any bank mandate relating to any Loan Note Issuer
                  Account and any Additional Loan Note Issuer Account in respect of which the Loan Note Issuer is a beneficiary of a trust
                  declared over such account to prevent monies representing
                  Secured Property being paid from such Loan Note Issuer Account or Additional Loan Note Issuer Account to a bank account which is not a Loan Note Issuer Account or an Additional Loan Note
                  Issuer Account and which was overdrawn at the close of
                  business on the preceding Business Day (unless the Security
                  Trustee shall have received evidence satisfactory to it that such overdraft has been satisfied). The Security Trustee shall cease to exercise such rights at such time as the relevant bank account ceases to be overdrawn.

        10.1.4    The Security Trustee shall procure that proper books of
                  account are maintained in respect of its duties as Security
                  Trustee of the Secured Property in respect of each Series and shall maintain records of all assets held by it and all
                  payments made by it in such capacity.

10.2    SUPPLEMENTAL TO THE TRUSTEE ACT 1925 AND THE TRUSTEE ACT 2000

        Subject, in the case of Loan Note Issuer Jersey Secured Property, to the
        Jersey Security Interests Law, the Security Trustee shall have all powers conferred upon trustees by the Trustee Act 1925 and the Trustee
        Act 2000 and by way of supplement to the Trustee Act 1925 and the
        Trustee Act 2000, it is expressly declared as follows (which provisions shall, except as expressly provided in this Clause 10 (The Security
        Trustee), be in lieu of the provisions contained in section 315(a) of the TIA):

        10.2.1    ADVICE: The Security Trustee may in relation to any Series
                  Documents act on the advice or opinion of or any information obtained from any lawyer, valuer, accountant, banker, broker, credit-rating agency or other expert whether obtained by the
                  Loan Note Issuer, the Security Trustee or otherwise and shall

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                  not in the absence of negligence or wilful misconduct or fraud on the part of the Security Trustee, be responsible for any loss occasioned by so acting.

        10.2.2    TRANSMISSION OF ADVICE: Any such advice, opinion or
                  information may be sent or obtained by letter, facsimile
                  transmission or electronic mail and in the absence of
                  negligence or wilful misconduct or fraud on the part of the
                  Security Trustee, the Security Trustee shall not be liable for acting on any advice, opinion or information purporting to be conveyed by any such letter, facsimile transmission or
                  electronic mail although the same shall contain some error or shall not be authentic.

        10.2.3    CERTIFICATE OF DIRECTORS: The Security Trustee may call for and shall be at liberty to accept a certificate signed by two directors of the Loan Note Issuer or other person duly
                  authorised on its behalf as to any fact or matter prima facie within the knowledge of the Loan Note Issuer as sufficient evidence thereof and a like certificate to the effect that any particular dealing, transaction or step or thing is, in the opinion of the person so certifying, expedient as sufficient evidence of its expediency and the Security Trustee shall not be bound in any such case to call for further evidence or be responsible for any Liability that may be occasioned by its failing so to do.

        10.2.4    DEPOSIT OF CERTAIN DOCUMENTS: The Security Trustee shall be at liberty to hold or to place this Security Trust Deed and any
                  Series Document in any part of the world with any banker or banking company or company whose business includes undertaking the safe custody of documents or lawyer or firm of lawyers reasonably considered by the Security Trustee to be of good repute and the Security Trustee shall not be responsible for or required to insure against any loss incurred in connection with any such deposit and may pay all sums required to be paid on account of or in respect of any such deposit. In relation to any asset held by it under this Security Trust Deed or any
                  Loan Note Supplement, the Security Trustee may appoint any
                  Person to act as its nominee and will not, subject to Clause
                  10.6, have any obligation to supervise such Person nor be
                  responsible for any loss, liability, claim, action or expense incurred by reason of such nominee's misconduct or default.

        10.2.5    PAYMENT FOR AND DELIVERY OF THE LOAN NOTES: The Security
                  Trustee shall not be responsible for the application of the proceeds of the issue of any of the Loan Notes by the Loan
                  Note Issuer.

        10.2.6    LOAN NOTE EVENTS OF DEFAULT: Except to the extent required pursuant to section 315(b) of the TIA and save for notice to be served pursuant hereto to perfect the Loan Note Issuer
                  Jersey Security Interest, the Security Trustee shall not be bound to give notice to any person of the execution of this
                  Security Trust Deed and any relevant Loan Note Supplement or any of the Transaction Documents or any transaction
                  contemplated hereby or thereby or to take any steps to
                  ascertain whether any Loan Note Event of Default or any
                  Potential Loan Note Event of Default has happened and, until it shall have actual knowledge or express written notice to the contrary, the Security Trustee shall be entitled to assume that no Loan Note Event of Default or Potential Loan Note
                  Event of

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                  Default has happened and that the Loan Note Issuer and each other party to any Transaction Document is observing and
                  performing all the obligations on its part contained in the
                  Loan Notes and under this Security Trust Deed and any relevant
                  Loan Note Supplement and/or any Transaction Document to which it is a party.

        10.2.7    DISCRETION OF THE SECURITY TRUSTEE: Save as expressly
                  otherwise provided in this Security Trust Deed and any
                  relevant Loan Note Supplement and the Loan Note Conditions, the Security Trustee shall have absolute and uncontrolled
                  discretion as to the exercise of the trusts, powers,
                  authorities and discretions vested in the Security Trustee by this Security Trust Deed and any relevant Loan Note
                  Supplement, and the Loan Note Conditions (the exercise of
                  which as between the Security Trustee and the Secured
                  Creditors and other parties thereto shall be conclusive and binding on the Secured Creditors and other parties thereto)
                  and the Security Trustee shall not be responsible for any
                  Liability that may result from the exercise or failure to
                  exercise any such trust, power, authority and discretion, but whenever the Security Trustee is under the provisions of this
                  Security Trust Deed and any relevant Loan Note Supplement, and/or the Loan Note Conditions bound to act at the request or direction of the Secured Creditors, or any of them, or any other relevant party, the Security Trustee shall nevertheless not be so bound unless first indemnified and/or secured to its satisfaction against all actions, proceedings, claims and
                  demands to which it may render itself liable and all
                  Liabilities which it may incur by so doing.

        10.2.8    RESOLUTION OF THE LOAN NOTE HOLDERS: The Security Trustee
                  shall not be liable for acting upon any resolution purporting to be a Written Resolution or to have been passed at any
                  meeting of the Loan Note Holders in respect whereof minutes have been made and signed, even though subsequent to its
                  acting it may be found that there was some defect in the
                  constitution of the meeting or the passing of the resolution or that for any reason the resolution was not valid or binding upon the Loan Note Holders or not, in the case of a Written
                  Resolution, signed by a duly authorised signatory on their behalf.

        10.2.9    SECURITY TRUSTEE'S CONSENT: Any consent or approval given by the Security Trustee for the purpose of this Security Trust
                  Deed and any relevant Loan Note Supplement, may be given on such terms and subject to such conditions (if any) as the
                  Security Trustee thinks fit and notwithstanding anything to the contrary contained in this Security Trust Deed and any relevant Loan Note Supplement may be given retrospectively.

        10.2.10   CONFIDENTIALITY: The Security Trustee shall not (unless and to the extent ordered so to do by a court of competent
                  jurisdiction) be required to disclose to any Secured Creditor or any other person any confidential financial, price
                  sensitive or other information made available to the Security
                  Trustee by the Loan Note Issuer or any other person in
                  connection with the trusts created under this Security Trust
                  Deed and any relevant Loan Note Supplement and no Secured
                  Creditor or other person shall be entitled to take any action to obtain from the

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                  Security Trustee any such information. The Security Trustee shall be entitled to disclose any information held by it to the Note Trustee.

        10.2.11   CURRENCY CONVERSION: Where it is necessary or desirable for any purpose in connection with this Security Trust Deed and any relevant Loan Note Supplement to convert any sum from one currency to another it shall (unless otherwise provided by this Security Trust Deed and any relevant Loan Note Supplement or required by law) be converted at such rate or rates, in accordance with such method and as at such date for the
                  determination of such rate of exchange, as may be specified by the Security Trustee in its absolute discretion and any rate, method and date so agreed shall be binding on the Loan Note
                  Issuer and the Secured Creditors.

        10.2.12   DEFAULT IN PERFORMANCE: The Security Trustee may certify in accordance with the provisions of Loan Note Condition 9.1.2
                  (Breach of other obligations), if applicable, whether or not a default by the Loan Note Issuer in the performance or
                  observance of any of its obligations pursuant to that
                  provision is in its opinion materially prejudicial to the
                  interests of the Loan Note Holders and any such certificate shall be conclusive and binding upon the Loan Note Issuer and the Loan Note Holders.

        10.2.13   ASSUMPTION OF DUE PERFORMANCE: The Security Trustee shall not be bound to take any steps to ascertain whether any event, condition or act, the happening of which would cause a right or remedy to become exercisable by the Security Trustee under this Security Trust Deed and any relevant Loan Note Supplement has happened or to monitor or supervise the observance and performance by the Loan Note Issuer or any of the other
                  parties to any of the Transaction Documents of their
                  respective obligations thereunder and, until it shall have actual knowledge to the contrary, the Security Trustee shall be entitled to assume that no such event, condition or act has happened and that the Loan Note Issuer and each of the other parties thereto are observing and performing all their
                  respective obligations thereunder.

        10.2.14   RELIANCE ON DOCUMENTS: Save as explicitly provided in this
                  Security Trust Deed and any relevant Loan Note Supplement or in the Relevant Document, the Security Trustee shall not be responsible for any of the following, nor for investigating any matter which is the subject of the following:

                  (a)   recitals, statements, warranties or representations of
                        any party contained in any Relevant Document or security
                        created pursuant to the terms thereof or other document
                        entered into in connection therewith and shall assume
                        the accuracy and correctness thereof and the Security
                        Trustee may accept without enquiry, requisition or
                        objection such title as the Loan Note Issuer may have to
                        the security constituted by this Security Trust Deed or
                        any relevant Loan Note Supplement or any part thereof;
                        or

                  (b)   the execution, legality, effectiveness, adequacy,
                        genuineness, validity or enforceability or admissibility
                        in evidence of any such agreement or other document or
                        security thereby constituted.

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                  Notwithstanding the generality of the foregoing, each Secured
                  Creditor shall be solely responsible for making its own
                  independent appraisal of and investigation into the financial condition, creditworthiness, condition, affairs, status and nature of the Loan Note Issuer and the Security Trustee shall not at any time have any responsibility for the same and each
                  Secured Creditor shall not rely on the Security Trustee in respect thereof.

        10.2.15   NO LIABILITY FOR EMPLOYEES: The Security Trustee shall not be liable for any error of judgment made in good faith by any officer or employee of the Security Trustee assigned by the
                  Security Trustee to administer its corporate trust matters unless it shall be proved that the Security Trustee was
                  negligent in ascertaining the pertinent facts.

        10.2.16   DETERMINATIONS OF THE SECURITY TRUSTEE CONCLUSIVE: The
                  Security Trustee as between itself and the Secured Creditors shall have full power to determine all questions and doubts arising in relation to any of the provisions of this Security
                  Trust Deed and any relevant Loan Note Supplement or any
                  security constituted in connection therewith, and every such determination, whether made upon a question actually raised or implied in the acts or proceedings of the Security Trustee, shall be conclusive and shall bind the Loan Note Issuer and the Secured Creditors.

        10.2.17   DETERMINATION OF DEFAULT IN PERFORMANCE: The Security Trustee
                  may determine in its sole discretion whether or not a default in the performance by the Loan Note Issuer of any obligation under the provisions of this Security Trust Deed and any
                  relevant Loan Note Supplement or contained in the Loan Notes or of the Loan Note Issuer (or any other party) to any other party to any of the other Relevant Documents is capable of remedy and, if the Security Trustee shall certify that any such default is, in its opinion, not capable of remedy, such certificate shall be conclusive and binding upon the Loan Note
                  Issuer and the Secured Creditors.

        10.2.18   RESPONSIBILITY: The Security Trustee shall not be responsible for the execution, legality, adequacy, enforceability,
                  genuineness, validity, effectiveness or suitability of any of the Relevant Documents or any security constituted in
                  connection therewith or other documents entered into in
                  connection therewith or any other document or any obligation or rights created or purported to be created thereby or
                  pursuant thereto or any security or the priority thereof
                  constituted or purported to be constituted thereby or pursuant thereto, nor shall it be responsible or liable to any person because of any invalidity of any provision of such documents or the unenforceability thereof, whether arising from statute, law or decision of any court and (without prejudice to the generality of the foregoing) the Security Trustee shall not have any responsibility for or have any duty to make any
                  investigation in respect of or in any way be liable whatsoever for:

                  (a)   the nature, status, creditworthiness or solvency of the
                        Loan Note Issuer or any other person or entity who has
                        at any time provided any security or

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                        support whether by way of guarantee, charge or otherwise
                        in respect of any advance made to the Loan Note Issuer;

                  (b)   the execution, legality, validity, adequacy,
                        admissibility in evidence or enforceability of any
                        mortgage, charge or any other document entered into in
                        connection therewith;

                  (c)   the title, ownership, value, sufficiency or existence of
                        the Loan Notes and any security given with respect
                        thereto;

                  (d)   the registration, filing, protection or perfection of
                        any assignment or security interest relating to the
                        trusts constituted hereby or the priority of the
                        security created by this Security Trust Deed or by any
                        relevant Loan Note Supplement;

                  (e)   the existence, accuracy or sufficiency of any legal or
                        other opinions, searches, reports, certificates,
                        valuations or investigations delivered or obtained or
                        required to be delivered or obtained at any time in
                        connection herewith;

                  (f)   the failure to call for delivery of documents of title
                        to or require any transfers, legal mortgages, charges or
                        other further assurances in relation to any of the
                        assets the subject matter of any of the Relevant
                        Documents and/or the security contemplated in connection
                        therewith and/or any other document;

                  (g)   any accounts, books, records or files maintained by the
                        Loan Note Issuer or any other person in respect of the
                        Loan Notes, the Relevant Documents or otherwise;

                  (h)   obtaining insurance for any of the security constituted
                        by this Security Trust Deed and any relevant Loan Note
                        Supplement or any deeds or documents of title or other
                        evidence in respect thereof and shall not be responsible
                        for any loss, expense or liability which may be suffered
                        as a result of the lack of or inadequacy of any such
                        insurance;

                  (i)   the assets comprising the security;

                  (j)   any deficiency in amounts payable to Secured Creditors
                        by virtue of the Security Trustee being liable to tax or
                        obliged by law to deduct tax, both in respect of sums
                        received, held or paid out by it under this Security
                        Trust Deed or any Loan Note Supplement (save that this
                        shall not be taken as giving any authority or right to
                        the Security Trustee to so deduct as a result of taxes
                        for which it is liable in respect of its remuneration
                        pursuant to Clause 13 (Remuneration of security
                        trustee); or

                  (k)   investigating whether any statement made by any party to
                        any of the Relevant Documents is correct at the time
                        when such statement is made, or for ascertaining whether
                        the effect of any such statement being incorrect would
                        have a Material Adverse Effect on the interests of any
                        party.

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        10.2.19   EXCLUSION OF LIABILITY: The Security Trustee shall not be
                  liable or responsible for any loss, cost, damages, expenses or inconvenience which may result from anything done or omitted to be done by it in accordance with the provisions of this
                  Security Trust Deed and any relevant Loan Note Supplement or any security constituted pursuant hereto or thereto or any other document or as a consequence of or in connection with it being held or treated as, or being deemed to be, a creditor, for the purposes of the Consumer Credit Act 1974, in respect of any of the Receivables.

        10.2.20   ILLEGALITY: Notwithstanding anything else contained in this
                  Security Trust Deed and any relevant Loan Note Supplement or the other Relevant Documents, the Security Trustee may refrain from doing anything which would, or which in its opinion
                  might, be contrary to any law of any jurisdiction or any
                  directive or regulation of any agency of any state or which would or might otherwise render it liable to any person and may do anything which is, in its opinion, necessary to comply with any such law, directive or regulation.

        10.2.21   CERTIFICATES OF OTHER PARTIES TO THE DOCUMENTS: The Security
                  Trustee shall be entitled to call for (and the Loan Note
                  Issuer shall procure the delivery of), and to rely upon, a certificate or any letter of confirmation or explanation
                  reasonably believed by it to be genuine, of the Note Trustee, the Rating Agencies or any other credit-rating agency or any party to any other Relevant Document in respect of every
                  matter and circumstance for which a certificate is expressly provided for under this Security Trust Deed and any relevant
                  Loan Note Supplement or in respect of the rating of the Notes and to call for (and the Loan Note Issuer shall procure the delivery of), and rely upon, a certificate of the Loan Note
                  Issuer, the Note Trustee or any party to any other Relevant
                  Document reasonably believed by it to be genuine as to any other fact or matter prima facie within the knowledge of the
                  Loan Note Issuer, the Note Trustee or such other party (as the case may be) as sufficient evidence thereof and the Security
                  Trustee shall not be bound in any such case to call for
                  further evidence or be responsible for any Liability or
                  inconvenience that may be occasioned by its failing so to do.

        10.2.22   CONSEQUENCE OF MODIFICATIONS: In connection with any proposed modification, waiver, authorisation or determination permitted by the terms of this Security Trust Deed and any relevant Loan
                  Note Supplement, the Security Trustee shall not have regard to the consequences (including the tax consequences) thereof for individual Secured Creditors resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to, the jurisdiction of any particular
                  territory.

        10.2.23   RESPONSIBILITY FOR REPORTS ETC.: The Security Trustee shall have no responsibility to verify or monitor the contents of, or (if applicable) to check any calculations contained in, any reports, information, documents, Officer's Certificates and
                  Opinions of Counsel delivered to the Security Trustee in
                  accordance with Clauses 14.1.16, 14.1.17 and 14.2
                  (Certificates, opinions) and is under no obligation to inform
                  Secured Creditors of the contents of any such

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                  reports, information, documents, Officer's Certificates and
                  Opinions of Counsel, other than allowing Secured Creditors upon reasonable notice, to inspect such reports, information, documents, Officer's Certificates and Opinions of Counsel;

        10.2.24   NO LIABILITY AS A RESULT OF THE DELIVERY OF A CERTIFICATE: The
                  Security Trustee shall have no liability whatsoever for any loss, cost, damages or expenses directly or indirectly
                  suffered or incurred by the Loan Note Issuer, any Secured
                  Creditor or any other person as a result of the delivery by the Security Trustee of a certificate, or the omission by it to deliver a certificate, to the Loan Note Issuer as to
                  material prejudice pursuant to Loan Note Condition 9.1.2
                  (Breach of other obligations), if applicable, on the basis of an opinion formed by it in good faith.

        10.2.25   MATERIAL PREJUDICE: For the purposes of exercising any power, trust, authority, duty or discretion under or in relation to this Security Trust Deed and any relevant Loan Note Supplement or any security constituted pursuant hereto or thereto, if each Rating Agency has affirmed that the then current rating of the Notes constituting the Associated Debt in respect of the relevant Series or Class of Loan Notes concerned would not be adversely affected by such exercise (in this Clause only, a
                  "RATINGS AFFIRMATION"), the Security Trustee, in considering whether such exercise is materially prejudicial to the
                  interests of the Secured Creditors (in this Clause only, the
                  "NO MATERIAL PREJUDICE TEST"), shall be entitled to take into account such Rating Affirmation provided that the Security
                  Trustee shall continue to be responsible for taking into
                  account, for the purpose of the No Material Prejudice Test, such other matters as it considers to be relevant to such No
                  Material Prejudice Test.

        10.2.26   REPORTS BY SECURITY TRUSTEE TO SECURED CREDITORS: If required by Section 313(a) of the TIA, within 60 days after the
                  required date in any year, commencing on the anniversary of the date of this Security Trust Deed, the Security Trustee shall deliver to each Loan Note Holder a brief report dated as of such date that may be required by the TIA that complies with Section 313(a) of the TIA. The Security Trustee shall also comply with Section 313(b), (c) and (d) of the TIA.
                  Reports delivered pursuant to this Clause 10.2.26 shall be sent as provided in Clause 24 (Notices).

        10.2.27   PREFERENTIAL COLLECTION OF CLAIMS AGAINST THE LOAN NOTE
                  ISSUER: The Security Trustee shall comply with Section 311(a)
                  of the TIA, excluding any creditor relationship listed in
                  Section 311(b) of the TIA. A Security Trustee who has resigned or been removed shall be subject to Section 311(a) of the TIA to the extent indicated therein. The provisions of Section 311 of the TIA shall apply to the Loan Note Issuer as the obligor of the Loan Notes.

        10.2.28   DUTIES OF THE SECURITY TRUSTEE: Notwithstanding any additional duties imposed on the Security Trustee under this Deed, or under the Trustee Act 1925 or the Trustee Act 2000 or
                  otherwise, if a Loan Note Event of Default has occurred and is continuing, the Security Trustee shall exercise the rights and powers and use the same degree of care and skill in their
                  exercise as a prudent man would

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                  exercise or use under the circumstances in the conduct of his own affairs (having regard to the provisions of the Series
                  Documents).

        10.2.29   ACTING IN GOOD FAITH: The Security Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorised or within the discretion or rights or powers conferred upon it by this Security Trust
                  Deed or any other Series Document;

        10.2.30   NO EXAMINATION: The Security Trustee shall not be required to make any initial or periodic examination of any documents or records related to the Designated Accounts in respect of the
                  Securitised Portfolio or the Receivables in respect of such
                  Designated Accounts for the purpose of establishing the
                  presence or absence of defects, the compliance by the
                  Transferor Beneficiary with its representations and warranties or for any other purpose;

        10.2.31   WRITTEN COMMUNICATIONS: The Security Trustee shall not be
                  responsible for having acted in good faith on a written
                  communication received by it from any Person and believed by it to be genuine whether or not the same is later proved not to have been issued with due authority or to be authentic;

        10.2.32   LOAN NOTE HOLDERS AND OTHER SECURED CREDITORS: Unless
                  specified otherwise in a Loan Note Supplement, the Security
                  Trustee in relation to a Series shall (except where expressly provided otherwise) have regard only to the interests of the
                  Loan Note Holder in respect of such Series and not to the
                  interests of any other Secured Creditor or Security
                  Beneficiary in respect of any Series and shall have no duties to any Secured Creditor or Security Beneficiary other than the
                  Loan Note Holder other than to pay to them any monies it holds on trust for them in respect of any Series. Where, in the
                  exercise of its trusts, powers, authorities, duties and
                  discretions hereunder, the Security Trustee is required to have regard to the interests of the Loan Note Holder or any other Secured Creditor or Security Beneficiary, the Security
                  Trustee shall be entitled to request, and to rely without
                  further enquiry upon, a certificate signed by the Loan Note
                  Holder or the relevant Secured Creditor or Security
                  Beneficiary (as the case may be) and the Security Trustee
                  shall not be responsible for any loss that may be occasioned by acting on any such certificate;

        10.2.33   CONFLICT BETWEEN LOAN NOTE HOLDERS AND NOTEHOLDERS: If in the
                  opinion of the Security Trustee there is a conflict between the interests of the Loan Note Holder of any Series and the holders of Notes forming part of the Associated Debt in
                  relation to such Series, the Security Trustee shall (acting in accordance with the instructions of the Note Trustee) have regard to the interests of the holders of Notes in place of those of the Loan Note Holder and shall not be liable to the
                  Loan Note Holder for so doing;

        10.2.34   DIRECTION OF SECURED CREDITORS: The Security Trustee shall not be liable with respect to any action taken, suffered or
                  omitted to be taken by it in good faith in accordance with the direction of any Secured Creditor in respect of a Series
                  relating to the time, method and place of conducting any
                  proceeding for any remedy available to the Security Trustee, or exercising any trust, discretion or

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                  power conferred upon the Security Trustee in relation to such
                  Secured Creditor, under this Security Trust Deed or any Series
                  Document;

        10.2.35   INCURRING FINANCIAL LIABILITY: Notwithstanding any other
                  provision of this Security Trust Deed or of any relevant Loan
                  Note Supplement, the Security Trustee shall not be required to expend or risk its own funds or otherwise incur financial
                  liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it
                  believes that the repayment of such funds or adequate
                  indemnity against such risk or liability is not assured to it to its satisfaction, and none of the provisions contained in this Security Trust Deed or any Series Document shall in any event require the Security Trustee to perform, or be
                  responsible for the manner of the performance of, any of the obligations of the Loan Note Issuer under this Security Trust
                  Deed or any Loan Note Supplement, the Servicer under the
                  Receivables Trust Deed and Servicing Agreement;

        10.2.36   SECURITY TRUSTEE NOT OBLIGED TO ACT: In relation to its
                  obligations set forth in Clauses 8 (Enforcement of Security)
                  and 9 (Provisions upon enforcement), the Security Trustee
                  shall not be obliged to act accordingly unless it has actual knowledge of the occurrence of a Loan Note Event of Default provided that the Security Trustee shall not act in accordance with such obligations if to do so is in breach of any of its obligations in law or under the Series Documents.

10.3    MISCELLANEOUS POWERS AND DUTIES RELATING TO SECURITY

        Subject, in the case of Loan Note Issuer Jersey Secured Property, to the
        Jersey Security Interests Law and without prejudice to the provisions of
        Clauses 10.1 (Duties of the Security Trustee) and 10.2 (Supplemental to
        the Trustee Act 1925 and the Trustee Act 2000), the Security Trustee
        shall also have the following powers and duties in relation to the
        Security.

        10.3.1    NO RESPONSIBILITY FOR SECURITY: The Security Trustee shall not be responsible for any Liability in relation to the Security however caused, whether by an act or omission of the Loan Note
                  Issuer or any other party to the Transaction Documents or any other person (including any bank, broker, depositary or other intermediary or any clearing system or operator thereof)
                  acting in accordance with or contrary to the provisions of any of the Transaction Documents or otherwise and irrespective of whether the Security is held by or to the order of any of such persons, unless such loss is caused by the fraud, wilful
                  default or negligence of the Security Trustee;

        10.3.2    DEPRECIATION IN VALUE: Until such time as the Security becomes enforceable, the monies standing to the credit of any account comprised in the Security shall be dealt with in accordance with the provisions of the Transaction Documents and the
                  Security Trustee shall not be responsible in such
                  circumstances or at any other time for any Liability
                  occasioned thereby whether by depreciation in value or by
                  fluctuation in exchange rates or otherwise;

        10.3.3    NO LIABILITY FOR LOSS: The Security Trustee will not be liable for any decline in the value nor any loss realised upon any sale or other disposition of any of the

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                  Security made pursuant to this Security Trust Deed and any relevant Loan Note Supplement;

        10.3.4    TRUST PAY OUT EVENTS ETC.: Without prejudice to the generality of any of the foregoing provisions, the Security Trustee shall be under no obligation to investigate whether a Trust Pay Out
                  Event or Servicer Default or any breach or default has
                  occurred under the terms of the Receivables Trust Deed and
                  Servicing Agreement, nor obliged to make any investigation into any facts or matters stated in any of the items referred to in Clause 7.2(f) of the Receivables Trust Deed and
                  Servicing Agreement; and

        10.3.5    REPLACEMENT SERVICER: For the avoidance of doubt, the Security
                  Trustee shall not be under any obligation to take steps to appoint any replacement Servicer in the event that any such person shall resign or have their appointments terminated in accordance with the terms of any relevant Transaction
                  Documents.

10.4    PRE-ENFORCEMENT APPLICATION OF FUNDS

        Until such time as the Security in relation to any Series becomes enforceable the monies standing to the credit of any account comprised in the Secured Property in respect of such Series shall be dealt with in accordance with the provisions of the relevant Loan Note Supplement and the Security Trustee shall not be responsible in such circumstances or at any other time for any loss occasioned thereby by depreciation in value.

10.5    NO OBLIGATION OF ENQUIRY

        The Security Trustee shall not be responsible for investigating, monitoring or supervising the observance or performance by any person of their obligations in respect of the Secured Property in respect of any
        Series or otherwise.

10.6    STANDARD OF CARE

        Section 1 of the Trustee Act 2000 shall not apply to the duties of the
        Security Trustee in relation to the trusts constituted by the Series
        Documents. Where there are any inconsistencies between the Trustee Acts and the provisions of the Series Documents, the provisions of the Series
        Documents shall, to the extent allowed by law, prevail and, in the case of any such inconsistency with the Trustee Act 2000, the provisions of the Series Documents shall constitute a restriction or exclusion for the purposes of that Act.

        None of the provisions of the Series Documents shall in any case in which the Security Trustee has failed to show the degree of care and diligence required of it as Security Trustee, having regard to the provisions of the Series Documents conferring on the Security Trustee any powers, authorities or discretions, (i) exempt the Security Trustee from or indemnify it against any liability for breach of trust or any
        Liability which by virtue of any rule of law would otherwise attach to it in respect of any negligence, default, breach of duty or breach of trust of which it may be guilty in relation to its duties under the
        Series Documents or (ii) relieve the Security Trustee from liability for its own negligent action, its own negligent failure to act, its own wilful misconduct, its own breach of trust or breach of duty except as permitted in Section 315(d) of the TIA and Section 192 Companies Act
        1985 (as applicable).

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11.     RESIGNATION OR REMOVAL OF THE SECURITY TRUSTEE

11.1    TIA REQUIREMENTS

        This Security Trust Deed shall always have a Security Trustee which shall be eligible to act as Security Trustee under Sections 310(a)(1)
        and 310(a)(2) of the TIA. The Security Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. If the Security Trustee has or shall acquire any "conflicting interest" within the meaning of TIA
        Section 310(b), the Security Trustee and the Loan Note Issuer shall comply with the provisions of TIA Section 310(b); PROVIDED, HOWEVER, that there shall be excluded from the operation of TIA Section 310(b)(1)
        any deed or deeds under which other securities or certificates of interest or participation in other securities of the Loan Note Issuer are outstanding if the requirements for such exclusion set forth in TIA
        Section 310(b)(1) are met. If at any time the Security Trustee shall cease to be eligible in accordance with the provisions of this Clause
        11.1, the Security Trustee shall resign promptly in the manner and with the effect specified in Clauses 11.2 to 11.5 (inclusive).

11.2    RESIGNATION

        The Security Trustee, subject to Clause 11.4 (Appointment of Successor)
        below, may at any time resign and be discharged from its obligations and duties hereby created by giving 3 months written notice thereof to the
        Loan Note Issuer. Upon receiving such notice of resignation, the Loan
        Note Issuer shall be vested with the power to appoint a successor
        Security Trustee and shall promptly appoint such successor Security
        Trustee as detailed in Clause 11.5 (Successor Security Trustee) by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Security Trustee and one copy to the successor Security Trustee. If no successor Security Trustee shall have been so appointed and have accepted within 30 days after the giving of such notice of resignation, the resigning Security Trustee shall be entitled to appoint a successor Security Trustee.

11.3    REMOVAL OF SECURITY TRUSTEE

        11.3.1    If at any time the Security Trustee shall be legally unable to act, or shall be adjudged insolvent, or a receiver of the
                  Security Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Security
                  Trustee or of its property or affairs for the purpose of
                  rehabilitation, conservation or liquidation, then the Loan
                  Note Issuer may, but shall not be required to, remove the
                  Security Trustee and promptly appoint a successor Security
                  Trustee as detailed in Clause 11.5 (Successor Security
                  Trustee) by written instrument, in duplicate, one copy of
                  which instrument shall be delivered to the Security Trustee so removed and one copy to the successor Security Trustee.

        11.3.2    The Secured Creditors of all outstanding Series may at any time by direction signed by all the Secured Creditors in
                  writing addressed to the Security Trustee and the Loan Note
                  Issuer remove the Security Trustee and shall do so by giving written notice thereof to the Security Trustee. Upon such
                  notice of removal being given, the Loan Note Issuer shall be vested with the power to appoint a successor Security Trustee and shall promptly appoint such successor Security Trustee as detailed in Clause 11.5 (Successor Security Trustee) by
                  written

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                  instrument, in duplicate, one copy of which instrument shall be delivered to the Security Trustee being removed and one copy to the successor Security Trustee.

11.4    APPOINTMENT OF SUCCESSOR

        Any resignation or removal of the Security Trustee and appointment of a successor Security Trustee pursuant to any of the provisions of this
        Clause 11 (Resignation or Removal of the Security Trustee) shall not become effective until:

        11.4.1    acceptance of appointment by the successor Security Trustee as provided in Clause 11.5 (Successor Security Trustee) hereof
                  (and any Liability of the Security Trustee arising hereunder shall survive such appointment of a successor Security
                  Trustee); and

        11.4.2    affirmation from each Rating Agency that the appointment of the successor Security Trustee will not result in such Rating
                  Agency reducing or withdrawing its then current rating on any outstanding Associated Debt.

11.5    SUCCESSOR SECURITY TRUSTEE

        11.5.1    Any successor Security Trustee appointed as provided in this
                  Clause 11 (Resignation or Removal of the Security Trustee)
                  shall execute, acknowledge and deliver to the Loan Note Issuer and to its predecessor Security Trustee an instrument
                  accepting such appointment hereunder and the transfer of the interests of the predecessor Security Trustee in the Secured
                  Property in respect of each Series to such successor Security
                  Trustee, and thereupon the resignation or removal of the
                  predecessor Security Trustee shall become effective and such successor Security Trustee, without any further act, deed or conveyance, shall become fully vested with such interests in the Secured Property in respect of each Series and all the rights, powers, duties and obligations of its predecessor
                  hereunder, with the like effect as if originally named as
                  Security Trustee herein. The predecessor Security Trustee
                  shall deliver to the successor Security Trustee all documents and statements held by it hereunder, and the parties to this
                  Security Trust Deed and the predecessor Security Trustee shall execute and deliver such instruments and do such other things as may reasonably be required by the successor Security
                  Trustee for fully and certainly vesting and confirming in the successor Security Trustee all such interests in Secured
                  Property in respect of all Series and such rights, powers, duties and obligations.

        11.5.2    Upon acceptance of appointment by a successor Security Trustee as provided in this Clause 11.5 (Successor Security Trustee), such successor Security Trustee shall give notice of such
                  succession hereunder to all Secured Creditors of each Series.

        11.5.3    Any successor Security Trustee will be a person either in the
                  United Kingdom or the United States of America providing they are able to act in accordance with applicable law and
                  regulation.

        11.5.4    For as long as the Note Trustee has not resigned or its
                  appointment been terminated, any successor Security Trustee shall be the same entity as the Note Trustee unless the
                  predecessor Security Trustee agrees otherwise.

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11.6    APPOINTMENT OF CO-SECURITY TRUSTEE OR SEPARATE SECURITY TRUSTEE

        11.6.1    Notwithstanding any other provisions of this Security Trust
                  Deed, at any time, for the purpose of meeting any legal
                  requirements of any jurisdiction in which any part of the
                  Secured Property in respect of any Series may at the time be located, the Security Trustee shall have the power and may execute and deliver all instruments to appoint one or more
                  Persons to act as a co-Security Trustee or co-Security
                  Trustees, or separate Security Trustee or separate Security
                  Trustees, with respect to all or any part of the Secured
                  Property in respect of any Series, and to vest in such Person or Persons, in such capacity and for the benefit of the
                  Secured Creditors of the relevant Series, such title to the
                  Secured Property in respect of any Series or any part thereof, and, subject to the other provisions of this Clause 11.6, such powers, duties, obligations, rights and trusts as the Security
                  Trustee may consider necessary or desirable. No notice to
                  Secured Creditors of the relevant Series of the appointment of any co-Security Trustee or separate Security Trustee shall be required under Clause 11.5 (Successor Security Trustee)
                  hereof.

        11.6.2    Every separate Security Trustee and co-Security Trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (a)   all rights, powers, duties and obligations conferred or
                        imposed upon the Security Trustee shall be conferred or
                        imposed upon and exercised or performed by the Security
                        Trustee and such separate Security Trustee or
                        co-Security Trustee jointly (it being understood that
                        such separate Security Trustee or co-Security Trustee is
                        not authorised to act separately without the Security
                        Trustee joining in such act), except to the extent that
                        under any laws of any jurisdiction in which any
                        particular act or acts are to be performed (whether as
                        Security Trustee hereunder or as successor to the
                        Security Trustee hereunder), the Security Trustee shall
                        be incompetent or unqualified to perform such act or
                        acts, in which circumstances such rights, powers, duties
                        and obligations (including the holding of title to the
                        Secured Property in respect of any Series or any portion
                        thereof in any such jurisdiction) shall be exercised and
                        performed singly by such separate Security Trustee or
                        co-Security Trustee, but solely at the direction of the
                        Security Trustee;

                  (b)   no Security Trustee hereunder shall be personally liable
                        by reason of any act or omission of any other Security
                        Trustee hereunder; and

                  (c)   the Security Trustee may at any time accept the
                        resignation of or remove any separate Security Trustee
                        or co-Security Trustee Provided that upon such
                        resignation or removal, all title to any Secured
                        Property, powers, duties, obligations, rights and trusts
                        previously vested in such separate Security Trustee
                        shall immediately revert to the Security Trustee.

        11.6.3    Any notice, request or other writing given to the Security
                  Trustee shall be deemed to have been given to each of the then separate Security Trustees and co-Security Trustees, as
                  effectively as if given to each of them. Every

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                  instrument appointing any separate Security Trustee or
                  co-Security Trustee shall refer to this Security Trust Deed and the conditions of this Clause 11 (Resignation or Removal of the Security Trustee). Each separate Security Trustee and co-Security Trustee, upon its acceptance of the trusts
                  conferred, shall be vested with the rights, trusts, powers, duties and obligations specified in its instrument of
                  appointment, either jointly with the Security Trustee or
                  separately, as may be provided therein, subject to all the provisions of this Security Trust Deed (specifically including every provision of this Security Trust Deed relating to the conduct of, affecting the liability of, or affording
                  protection to, the Security Trustee), any relevant Loan Note
                  Supplement and any other Series Documents in relation thereto.
                  Every such instrument shall be filed with the Security Trustee and a copy thereof given to the Loan Note Issuer and the
                  Servicer.

        11.6.4    Any separate Security Trustee or co-Security Trustee may at any time constitute the Security Trustee as its agent or
                  attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in
                  respect to this Security Trust Deed or any Series Document on its behalf and in its name. If any separate Security Trustee or co-Security Trustee shall die, become incapable of acting, resign or be removed, all of its rights, trusts, powers,
                  duties and obligations shall vest in and be exercised by the
                  Security Trustee, to the extent permitted by law, without the appointment of a new or successor Security Trustee.

12.     COSTS AND EXPENSES OF THE LOAN NOTE ISSUER

        As full reimbursement for any costs and expenses incurred by it in connection with its activities in respect of (i) a particular Series, the Loan Note Issuer prior to the service of a Loan Note Enforcement
        Notice, and the Security Trustee thereafter, shall be entitled to utilise Secured Property in respect of each Series allocated to the
        Secured Creditors for the relevant Series to meet such costs and expenses attributable solely to a particular Series with respect to each
        Interest Period, solely to the extent of Secured Property allocable with respect thereto as provided in this Security Trust Deed, any Loan Note
        Supplement and the relevant Loan Note Conditions, on the related
        Distribution Date for such Series (which shall include all sums due to the Security Trustee under Clause 13 (Remuneration of Security Trustee))
        and, (ii) some or all Series, the Loan Note Issuer prior to the service of a Loan Note Enforcement Notice, and the Security Trustee thereafter, shall be entitled to use Secured Property in respect of those Series allocated to the Secured Creditors for each Series to meet such costs and expenses attributable to those Series with respect to each Interest
        Period, solely to the extent of Secured Property allocable with respect thereto as provided in this Security Trust Deed, any Loan Note
        Supplement and the relevant Loan Note Conditions, on the related
        Distribution Date for each Series. The amount of any reimbursement for its activities as the Loan Note Issuer will be determined in accordance with the relevant Loan Note Supplement for each Series. For the avoidance of any doubt, the amounts due to the Security Trustee under
        Clause 13 (Remuneration of Security Trustee) shall be considered expenses of the Loan Note Issuer and will be allocated to the particular
        Series the Security Trustee is owed an amount in respect of (if this is capable of calculation).

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13.     REMUNERATION OF SECURITY TRUSTEE

13.1    ANNUAL FEE

        The Loan Note Issuer shall pay to the Security Trustee remuneration for its services as trustee as from the date of this Security Trust Deed, such remuneration to be at such annual rate as may from time to time be agreed between the Loan Note Issuer and the Security Trustee. Such remuneration shall be payable yearly in advance on the Interest Payment
        Date immediately following the anniversary of the initial Closing Date, provided that the first such payment will be made on the initial Closing
        Date. Remuneration shall accrue from day to day and be payable (in priority to payments to the Loan Note Holders) up to (and including) the date when, the Loan Notes having become due for redemption in full, the redemption monies and interest thereon to the date of redemption have been paid to the Loan Note Holders or, as the case may be, the relevant
        Registered Holder or the Security Trustee, provided that, if any payment of the monies due in respect thereof is improperly withheld or refused, remuneration will start to accrue again.

13.2    ADDITIONAL FEE FOR EXCEPTIONAL DUTIES

        In the event of the occurrence of a Loan Note Event of Default or if the
        Security Trustee considers it expedient or necessary or is requested by the Loan Note Issuer to undertake duties which the Security Trustee and the Loan Note Issuer agree to be of an exceptional nature or otherwise outside the scope of the normal duties of the Security Trustee under this Security Trust Deed the Loan Note Issuer shall pay to the Security
        Trustee such additional remuneration as shall be agreed between them.

13.3    FAILURE TO AGREE

        In the event of the Security Trustee and the Loan Note Issuer failing to agree:

        13.3.1    (in a case to which Clause 13.1 (Annual Fee) or Clause 13.2
                  (Additional Fee for Exceptional Duties) applies) upon the
                  amount of the remuneration; or

        13.3.2    (in a case to which Clause 13.2 (Additional Fee for
                  Exceptional Duties) above applies) upon whether such duties shall be of an exceptional nature or otherwise outside the scope of the normal duties of the Security Trustee under this
                  Security Trust Deed or under any relevant Loan Note
                  Supplement, or upon such additional remuneration,

        such matters shall be determined by an investment bank (acting as an expert and not as an arbitrator) selected by the Security Trustee and approved by the Loan Note Issuer or, failing such approval, nominated
        (on the application of the Security Trustee) by the President for the
        time being of The Law Society of England and Wales (the expenses involved in such nomination and the fees of such investment bank being payable by the Loan Note Issuer) and the determination of any such investment bank shall be final and binding upon the Trustee and the Loan
        Note Issuer.

13.4    INDEMNITY OF SECURITY TRUSTEE AND RECEIVER ETC.

        13.4.1    Without prejudice to the right of indemnity by law given to trustees and subject to the provisions of Section 192 of the
                  Companies Act 1985, the Security Trustee and every receiver, attorney, manager, agent, or other person appointed by the
                  Security Trustee hereunder in relation to each Series shall be entitled to

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                  be indemnified to the extent of and from the Secured Property
                  (in respect of any Series) for all liabilities and expenses incurred by them in the execution or purported execution of the trusts hereof or of any powers, authorities or discretions properly vested in them pursuant to this Security Trust Deed and any relevant Loan Note Supplement and against all actions, proceedings, cost, claims, and demands in respect of any
                  matters or things done or omitted in any way related to the
                  Secured Property, and the Security Trustee may retain from any part of any monies arising from the trusts hereof all sums necessary to effect such indemnity and also to pay the
                  remuneration of the Security Trustee hereinbefore provided and the Security Trustee shall have a lien on such Secured
                  Property to the extent of the sum thereof for all monies
                  payable to it under this Clause 13 (Remuneration of Security
                  Trustee) or otherwise howsoever.

        13.4.2    If the Security Trustee determines in its sole discretion that any such liabilities and expenses as are mentioned in Clause
                  13.4.1 cannot be considered to be solely referable to a
                  particular Series, it shall be entitled in its sole discretion to allocate such liabilities and expenses between such Series as it shall consider those liabilities and expenses to be
                  referable pro rata in the proportion which the aggregate
                  Principal Amount Outstanding in respect of each such Series bears to the aggregate Principal Amount Outstanding of all such Series (as at the date such liabilities and expenses were incurred) in respect of which such liabilities and expenses were incurred as a whole.

14.     COVENANTS BY THE LOAN NOTE ISSUER AND THE TRANSFEROR BENEFICIARY

14.1    COVENANTS

        The Loan Note Issuer and the Transferor Beneficiary, in respect of each
        Series, hereby covenant with the Security Trustee that, until (i) no further sums are outstanding in respect of any Secured Obligation of the
        Loan Note Issuer; (ii) the Loan Note Issuer has fulfilled and discharged all of the Secured Obligations in respect of each Series; and (iii) this
        Security Trust Deed is terminated as between the Loan Note Issuer and all the other parties, it shall in relation to its respective obligations under any Series:

        14.1.1    in the case of the Loan Note Issuer, at all times carry on and conduct its affairs in a proper and efficient manner and for the purposes of US GAAP, not engage in any activities other than Permitted Activities;

        14.1.2    in the case of the Loan Note Issuer at all times keep proper books of account and allow the Security Trustee and any person appointed by it, to whom the Loan Note Issuer or the
                  Transferor Beneficiary have no reasonable objection, access to the books of account of the Loan Note Issuer at all reasonable times during normal business hours and to discuss the same with a nominated officer of the Loan Note Issuer and in the event that audited financial accounts of the Loan Note Issuer are produced, to provide a copy thereof to the Security
                  Trustee in relation to each Series;

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        14.1.3    give notice in writing to the Security Trustee and the Loan
                  Note Holder in respect of such Series forthwith upon becoming aware of the occurrence of a Loan Note Event of Default or
                  Potential Loan Note Event of Default in relation to such
                  Series and without waiting for the Security Trustee to take any action;

        14.1.4    in the case of the Loan Note Issuer, so far as permitted by law, at all times give to the Security Trustee all such
                  information within its power or control and afford the
                  Security Trustee such facilities as it may reasonably require for the purpose of discharging the duties, powers, trusts, authorities and discretions vested in it by the Series
                  Documents or by operation of law;

        14.1.5    in the case of the Loan Note Issuer, unless specified
                  otherwise in the relevant Loan Note Supplement, not make or consent to any material amendment, variation or termination to any Series Document in respect of any Series or any Secured
                  Property in respect of such Series without the prior written consent of the Security Trustee (in its capacity as trustee)
                  and with due diligence use best efforts to pursue the
                  performance of any party with which it has contracted of the obligations of such party under any Series Document;

        14.1.6    in the case of the Loan Note Issuer not, without the prior written consent of the Security Trustee, give any guarantee or indemnity (other than as contemplated by the Relevant
                  Documents and the Articles of Association of the Loan Note
                  Issuer);

        14.1.7    in the case of the Loan Note Issuer, not establish a branch or agency nor maintain an office or establishment in the United
                  Kingdom;

        14.1.8    ensure that each Series and all other transactions to be
                  effected hereunder shall at the time when they are entered into comply with all applicable laws and regulations of any governmental or other regulatory authority of the United
                  Kingdom and Jersey for the purposes of any relevant Series
                  Documents and that all necessary consents and approvals of, and registrations and filings with, any such authority in
                  connection therewith are obtained and maintained in full force and effect and copies thereof are supplied promptly to the
                  Security Trustee;

        14.1.9    in the case of the Loan Note Issuer, promptly after the date hereof join with the Security Trustee in giving notice to each relevant Person of the Security granted to the Security
                  Trustee hereunder and procure that each such Person
                  acknowledges the same. In addition to the foregoing, the Loan
                  Note Issuer shall from time to time deliver, and assist the
                  Security Trustee in delivering, any other notices in relation to any Security as the Security Trustee may reasonably
                  request;

        14.1.10   in the case of the Loan Note Issuer, at all times maintain its residence in Jersey and outside the United Kingdom for the purposes of United Kingdom taxation;

        14.1.11   in the case of the Loan Note Issuer, use commercially
                  reasonable efforts to maintain its status as an "exempt
                  company" within the meaning of Article 123A of the Income Tax
                  (Jersey) Law 1961, as amended for so long as such status is available;

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        14.1.12   in the case of the Loan Note Issuer, at all times use its best efforts to minimise taxes and any other costs arising in
                  connection with its activities;

        14.1.13   in the case of the Loan Note Issuer, forthwith upon execution of any further instruments or documents pursuant to any Loan
                  Note Supplement creating or purporting to create or to perfect or to protect any security interest by the Loan Note Issuer, register in any jurisdiction where such registration may be required, details of such instrument or document;

        14.1.14   in the case of the Loan Note Issuer, not take any steps in its capacity as Investor Beneficiary of the Receivables Trust
                  (either on its own or in conjunction with any other
                  Beneficiary of the Receivables Trust) to terminate the
                  Receivables Trust or any sub-trust thereof;

        14.1.15   in the case of the Loan Note Issuer and to the extent that it is required to do so under Section 13 or 15(d) of the United
                  States Securities Exchange Act of 1934, file with the Security
                  Trustee copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Loan Note Issuer is required to file with the SEC within 15 days after it files them with the SEC. The
                  Loan Note Issuer also shall comply with the other provisions of Section 314(a) of the TIA;

        14.1.16   in the case of the Loan Note Issuer, furnish or cause to be furnished to the Loan Note Registrar, at such times as the
                  Loan Note Registrar may request in writing, all information in the possession or control of the Loan Note Issuer, as to the names and addresses of each Loan Note Holder, and requiring the Loan Note Registrar to preserve, in as current a form as is reasonably practicable, all such information so furnished to it or received by it in the capacity as Loan Note
                  Registrar;

        14.1.17   in the case of the Loan Note Issuer, upon the execution of this Security Trust Deed and thereafter forthwith upon any change of the same, deliver to the Security Trustee a list of the Authorised Signatories of the Loan Note Issuer, together with certified specimen signatures of the same;

        14.1.18   in the case of the Loan Note Issuer, ensure that all contracts will be entered into by it outside the United Kingdom;

        14.1.19   in the case of the Loan Note Issuer, ensure that any agent who signs any contract on behalf of the Loan Note Issuer will do so outside the United Kingdom, will be resident outside the
                  United Kingdom for United Kingdom tax purposes and will not act though a United Kingdom branch or agency;

        14.1.20   in the case of the Loan Note Issuer, not hold a bank account in the United Kingdom;

        14.1.21   in the case of the Loan Note Issuer, not carry on a business or enter into any business transactions, in the United Kingdom for United Kingdom taxation purposes; and

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        14.1.22   in the case of the Loan Note Issuer send to the Security
                  Trustee within 14 days of each anniversary of the initial
                  Closing Date, and also within 14 days of any request by the
                  Security Trustee, a certificate of the Loan Note Issuer signed by a director or alternate director stating that, to the best of the knowledge and belief of the Loan Note Issuer as at a date not more than 5 days before the date of such certificate, no Loan Note Event of Default or Potential Loan Note Event of
                  Default had occurred since the date of the last such
                  certificate (or the initial Closing Date, if applicable) or that one has occurred and giving details thereof.

14.2    CERTIFICATES, OPINIONS

        14.2.1    (a)   Upon any application, demand or request by the Loan Note
                        Issuer to the Security Trustee to take any action under
                        any of the provisions of this Security Trust Deed (other
                        than the issuance of Loan Notes) and upon request of the
                        Security Trustee, the Loan Note Issuer shall furnish to
                        the Security Trustee an Officer's Certificate and
                        Opinion of Counsel complying with the provision of
                        Section 314 of the TIA; and

                  (b)   Each certificate or opinion provided for in this
                        Security Trust Deed and delivered to the Security
                        Trustee with respect to compliance with a condition or
                        covenant provided for in this Security Trust Deed shall
                        include (i) a statement that the person making such
                        certificate or opinion has read such condition or
                        covenant; (ii) a brief statement as to the nature and
                        scope of the examination or investigation upon which the
                        statements or opinions contained in such certificate or
                        opinion are based; (iii) a statement that, in the
                        opinion of such person, he has made such examination or
                        investigation as is necessary to enable him to express
                        an informed opinion as to whether or not such condition
                        or covenant has been complied with; and (iv) a statement
                        as to whether or not, in the opinion of such person,
                        such condition or covenant has been complied with.

        14.2.2    In accordance with Section 314(b) of the TIA, promptly after the execution and delivery of this Security Trust Deed and each Loan Note Supplement, the Loan Note Issuer will furnish to the Security Trustee an Opinion of Counsel stating that in the opinion of such counsel, appropriate steps have been taken to protect the title of the Security Trustee to the Secured
                  Property and reciting the details of such action, or stating that in the opinion of such counsel no such action is
                  necessary; and the Loan Note Issuer shall furnish to the
                  Security Trustee, not more than three (3) months after the anniversary of each calendar year, commencing with calendar year 2007, an Opinion of Counsel stating either that, in the opinion of such Counsel, (i) such action has been taken as is necessary for the proper protection of the title of the
                  Security Trustee to the Secured Property and reciting the
                  details of such action or (ii) no such action is necessary for any of such purposes.

        14.2.3    The Security Trustee shall not be responsible for ensuring that the Loan Note Issuer complies with its obligations to send to the specified recipients, any of the notices referred to in Clause 14.1 (Covenants).

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15.     ACKNOWLEDGEMENT REGARDING NETTING OF PAYMENTS

        Each of the Loan Note Issuer, the Security Trustee, the Receivables
        Trustee and the Transferor Beneficiary acknowledge and confirm that the
        Receivables Trustee shall apply any amounts due from the Loan Note
        Issuer to the Receivables Trustee in respect of a Series in or towards satisfaction of any amounts then due to the Loan Note Issuer from the
        Receivables Trustee in respect of any Trust Property of that Series.

16.     DELEGATION BY SECURITY TRUSTEE

16.1    DELEGATION

        The Security Trustee may, in the execution and exercise of all or any of the trusts, powers, authorities and discretions vested in it by this
        Security Trust Deed and any relevant Loan Note Supplement, act by responsible officers or a responsible officer for the time being of the
        Security Trustee and the Security Trustee may also whenever it thinks fit, whether by power of attorney or otherwise, delegate to any person or persons or fluctuating body of persons (whether being a joint trustee of this Security Trust Deed and any relevant Loan Note Supplement or not) all or any of the trusts, powers, authorities and discretions vested in it by this Security Trust Deed and any relevant Loan Note
        Supplement and any such delegation may be made upon such terms and conditions and subject to such regulations (including power to sub-delegate with the consent of the Security Trustee) as the Security
        Trustee may think fit in the interests of the Secured Creditors and the
        Loan Note Holders and the Security Trustee shall not be bound to supervise the proceedings or acts of, and shall not in any way or to any extent be responsible for any Liability incurred by any misconduct or default on the part of, such delegate or sub-delegate.

16.2    CUSTODIAN

        The Security Trustee may, in the conduct of the trusts of this Security
        Trust Deed and any relevant Loan Note Supplement, employ and pay a custodian to hold any Investor Certificate and provided the Security
        Trustee has exercised due care in the appointment of any such custodian, the Security Trustee shall not be responsible for any misconduct or omission on the part of any person appointed by it hereunder or be bound to supervise the proceedings or acts of, and shall not in any way or to any extent be responsible for any Liability incurred by any misconduct or default on the part of, any such person.

16.3    DEDUCTIONS AND WITHHOLDINGS

        Notwithstanding anything contained in this Security Trust Deed and any relevant Loan Note Supplement, to the extent required by applicable law, if the Security Trustee is required to make any deduction or withholding from any distribution or payment made by it under this Security Trust
        Deed and any relevant Loan Note Supplement or if the Security Trustee is otherwise charged to, or may become liable to, tax as a consequence of performing its duties under this Security Trust Deed and any relevant
        Loan Note Supplement or the other Relevant Documents (other than, in any such case, in connection with its remuneration as provided for in Clause
        13 (Remuneration of Security Trustee)), whether as principal, agent or otherwise and whether by reason of any assessment, prospective assessment or other imposition of liability to taxation of whatsoever nature and whenever made upon the Security Trustee and whether in connection with or arising from any sums received or distributed by it or to which it may be entitled under this

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        Security Trust Deed and any relevant Loan Note Supplement or the other
        Relevant Documents or any investments from time to time representing the same, including any income or gains arising therefrom or any action of the Security Trustee in or about the administration of the trusts of this Security Trust Deed and any relevant Loan Note Supplement (other than the remuneration specified in Clause 13 (Remuneration of Security
        Trustee)) or otherwise, then the Security Trustee shall be entitled to make such deduction or withholding or (as the case may be) to retain out of sums received by it an amount sufficient to discharge any liability to tax which relates to sums so received or distributed or to discharge any such other liability of the Security Trustee to tax from the funds held by the Security Trustee on the trusts of this Security Trust Deed and any relevant Loan Note Supplement.

17.     EMPLOYMENT OF AGENT BY SECURITY TRUSTEE

17.1    APPOINTMENT OF AGENT

        The Security Trustee may in the conduct of the trusts of this Security
        Trust Deed and any relevant Loan Note Supplement instead of acting personally employ and pay an agent, whether being a lawyer or other professional person, to transact or concur in transacting any business and to do or concur in doing all acts required to be done in connection with the trusts of this Security Trust Deed and any relevant Loan Note
        Supplement, the Transaction Documents and/or any security constituted pursuant thereto and its powers, and provided that the Security Trustee shall have exercised reasonable care in the selection of such agent, the
        Security Trustee shall not in any way be responsible for any loss incurred by reason of any misconduct or default on the part of any such agent appointed by it under this Security Trust Deed and any relevant
        Loan Note Supplement, the Relevant Documents and/or any security constituted pursuant thereto or be bound to supervise the proceedings, or acts of any such agent.

17.2    AGENT'S FEES

        Any trustee of this Security Trust Deed and any relevant Loan Note
        Supplement being a banker, lawyer, accountant, broker or other person engaged in any profession or business shall be entitled to charge and be paid all usual professional and other charges for business transacted and acts done by him or his firm in connection with the trusts of this
        Security Trust Deed and any relevant Loan Note Supplement, and/or any security constituted pursuant thereto and also his reasonable charges in addition to disbursements for all other work and business done and all time spent by him or his firm in connection with matters arising in connection with this Security Trust Deed and any relevant Loan Note
        Supplement and/or any security constituted pursuant thereto including matters which might or should have been attended to in person by a trustee not being a banker, lawyer, accountant, broker or other professional person.

18.     SECURITY TRUSTEE CONTRACTING WITH THE LOAN NOTE ISSUER

        Neither the Security Trustee nor any body corporate which is a parent undertaking or a subsidiary undertaking, or a subsidiary undertaking of a parent undertaking nor any director or officer of a corporation acting as a trustee under this Security Trust Deed and any relevant Loan Note
        Supplement, shall by reason of its or his fiduciary position, be in any way precluded from entering into or being interested in any contract or financial or other transaction or arrangement with the Loan Note Issuer or any other party to any of

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        the Transaction Documents or any person or body corporate associated with the Loan Note Issuer or any other such party including without prejudice to the generality of this provision any contract, transaction or arrangement of a banking or insurance nature or any contract, transaction or arrangement in relation to the making of loans or the provision of financial facilities to or the purchase, placing or underwriting of or subscribing or procuring subscriptions for or otherwise acquiring, holding or dealing with the Loan Notes or any of them, or any other bonds, stocks, shares, debenture stock, debentures, notes or other securities of the Loan Note Issuer or any other party to any of the Transaction Documents or any person or body corporate associated as aforesaid or from accepting or holding the trusteeship of any other trust deed constituting or securing any other securities issued by or relating to the Loan Note Issuer or any other party to any of the Transaction Documents or any such person or body corporate so associated or any other office or profit under the Loan Note Issuer or any other party to any of the Transaction Documents or any such person or body corporate so associated and shall be entitled to retain and shall not be in any way liable to account for any profit made or share of brokerage or commission or remuneration or other benefit received thereby or in connection therewith.

19.     WAIVER, AUTHORISATION AND DETERMINATION

        The Security Trustee may without prejudice to its rights in respect of any subsequent breach, Loan Note Event of Default or Potential Loan Note
        Event of Default at any time, but only insofar as in its opinion the interests of the Secured Creditors (in relation to which it is Security
        Trustee) will not be materially prejudiced thereby, waive or authorise any breach or proposed breach by the Loan Note Issuer of any of the covenants or provisions contained in this Security Trust Deed in relation to such Series or determine that any Loan Note Event of Default in relation to such Series shall not be treated as a Loan Note Event of
        Default in relation to such Series for the purposes of this Security
        Trust Deed in relation to such Series, provided that the Security
        Trustee shall not exercise any powers conferred on it by this Clause 19 in contravention of any express request given by the Priority Secured
        Creditor but so that no such request shall affect any waiver, authorisation or determination previously given or made. Any such waiver, authorisation or determination may be given or made on such terms and subject to such conditions as may seem fit and proper to the
        Security Trustee, shall be binding on the Secured Creditors of such
        Series and, if (but only if) the Security Trustee so requires, shall be notified by the Loan Note Issuer to the relevant Secured Creditors and any Security Beneficiary of such Series in accordance with the terms of the relevant Loan Note as soon as practicable thereafter. The provisions of this Clause 19 shall be in lieu of section 316(a)(1)(B) of the TIA and section 316(a)(1)(B) of the TIA is hereby expressly excluded from this Security Trust Deed and the Loan Notes, as permitted by the TIA.

20.     MODIFICATION

20.1    The Security Trustee may, without the consent of the Secured Creditors or any Security Beneficiary of any Series, at any time and from time to time concur with the Loan Note Issuer in making any modification (other than a Basic Terms Modification) to the Security Trust Deed, any other
        Series Document or any of the other Transaction Documents:

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        20.1.1    provided that the Security Trustee is of the opinion that such modification will not be materially prejudicial to the
                  interests of the Secured Creditors of any Series (in relation to which it is Security Trustee);

        20.1.2    if in the opinion of the Security Trustee such modification is of a formal, minor or technical nature or to correct a
                  manifest error, or an error which is, in the opinion of the
                  Security Trustee, proven; or

        20.1.3    to comply with any requirements of the SEC in order to effect and maintain the qualification of the Security Trust Deed
                  under the TIA.

        Any such modification may be made on such terms and subject to such conditions as may seem fit and proper to the Security Trustee, shall be binding upon the Loan Note Holder of such Series and any other Secured
        Creditor or Security Beneficiary relating to such Series and, unless the
        Security Trustee agrees otherwise, shall be notified by the Loan Note
        Issuer to the relevant Loan Note Holder in accordance with the terms of the relevant Loan Note as soon as practicable thereafter.

20.2    In determining whether the Loan Note Holders of the required principal amount of Loan Notes have concurred in any direction, waiver or consent,
        Loan Notes owned by the Loan Note Issuer or by any Affiliate of the Loan
        Note Issuer shall be disregarded, except that for the purposes of determining whether the Security Trustee shall be protected in relying on any such direction, waiver or consent, only Loan Notes which the
        Security Trustee knows are so owned shall be disregarded.

20.3    Notwithstanding the forgoing, the Security Trustee shall be entitled to make any modification or amendment to any Series Document or Transaction
        Document upon receipt of an opinion of counsel that such modification or amendment is necessary in order to register any Loan Note under the
        Securities Act.

20.4    Every modification made to this Security Trust Deed pursuant to this
        Clause 20 shall conform to the requirements of the TIA as then in effect.

21.     LOAN NOTE HOLDER DEEMED TO BE ABSOLUTE OWNER

21.1    The Loan Note Issuer and the Security Trustee may (to the fullest extent permitted by applicable laws and unless otherwise provided in the relevant Loan Note Supplement) deem and treat the person registered as the holder of any Loan Note as the absolute owner of the Loan Note represented thereby for all purposes (whether or not such Loan Note is overdue and notwithstanding any notice of ownership or writing thereon or any notice of previous loss or theft thereof), and neither the Loan
        Note Issuer nor the Security Trustee shall be affected by any notice to the contrary.

21.2    All payments made to any such person shall be valid and, to the extent of the sums so paid, effective to satisfy and discharge the liability for the monies payable upon such Loan Note.

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22.     SUBSTITUTION

22.1    SUBSTITUTION

        The Security Trustee may, without the consent of the Loan Note Holders, agree with the Loan Note Issuer to the substitution in place of the Loan
        Note Issuer or any previous Substituted Loan Note Issuer (as defined below) as the principal debtor in respect of the Loan Notes of any other body corporate (the "SUBSTITUTED LOAN NOTE ISSUER") provided that:

        22.1.1    a trust deed or an indenture is executed or some other form of undertaking is given by the Substituted Loan Note Issuer to the Security Trustee in form and manner satisfactory to the
                  Security Trustee to be bound by the terms of this Security
                  Trust Deed, any relevant Loan Note Supplement and any other
                  Series Documents related thereto (with any consequential
                  amendments which the Security Trustee may reasonably consider or deem to be appropriate) as fully as if the Substituted Loan
                  Note Issuer had been a party to this Security Trust Deed and named herein and in the Loan Notes as the principal debtor in respect of the Loan Notes in place of the Loan Note Issuer;

        22.1.2    the Substituted Loan Note Issuer becomes a party to the
                  relevant Series Documents or to equivalent documents
                  acceptable to the Security Trustee;

        22.1.3    if a director of the Substituted Loan Note Issuer certifies that the Substituted Loan Note Issuer will be solvent
                  immediately after the time at which the said substitution is to be effected, the Security Trustee shall not have regard to the financial condition, profits or prospects of the
                  Substituted Loan Note Issuer or compare the same with those of the Loan Note Issuer (or any other Substituted Loan Note
                  Issuer substituted under this Clause 22.1 (Substitution));

        22.1.4    the Security Trustee is satisfied that the relevant
                  transaction is not materially prejudicial to the interest of the Loan Note Holders for which it shall be entitled
                  conclusively to rely on the confirmation received pursuant to
                  Clause 22.1.5;

        22.1.5    if provided, affirmation is received from the Rating Agencies appointed in relation to any Associated Debt issued in respect of such Series that the ratings assigned to such Associated
                  Debt will not be withdrawn or reduced as a result of the
                  substitution;

        22.1.6    the Security Trustee shall be satisfied (by means of legal opinions in form and substance reasonably satisfactory to it or otherwise) that (i) all necessary governmental and
                  regulatory approvals and consents necessary for, or in
                  connection with, the assumption by the Substituted Loan Note
                  Issuer of liability as principal debtor in respect of, and of its obligations under, this Security Trust Deed, any relevant
                  Loan Note Supplement and any other Series Documents related thereto and (ii) such approvals and consents are at the time of substitution in full force and effect; and

        22.1.7    The Loan Note Issuer or, as the case may be, the previous
                  Substituted Loan Note Issuer and the Substituted Loan Note
                  Issuer shall execute such other deeds, documents and
                  instruments (if any) and make such representations and

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                  warranties and provide such other documentation (particularly, but not limited to, with regard to any applicable bankruptcy law) as the Security Trustee may require in order to be
                  satisfied that such substitution is fully effective and comply with such other requirements in the interests of the Loan Note
                  Holders as the Security Trustee may direct.

        The Security Trustee shall not be required to give any consideration to the above matters unless and until it has been indemnified and/or secured to its satisfaction.

22.2    CHANGE OF LAW

        In connection with any proposed substitution of the Loan Note Issuer or, as the case may be, any previous Substituted Loan Note Issuer, the
        Security Trustee, may from time to time, without the consent of the Loan
        Note Holders, agree to a change of the law governing the Loan Notes and/or this Security Trust Deed and/or any Loan Note Supplement provided that such change of law, in the opinion of the Security Trustee, would not be materially prejudicial to the interests of the Loan Note Holders.

23.     CURRENCY INDEMNITY

23.1    EXCHANGE RATE INDEMNITY

        23.1.1    Currency of Account and Payment: Unless otherwise specified in any relevant Loan Note Supplement, Sterling (the "CONTRACTUAL
                  CURRENCY") is the sole currency of account and payment for all sums payable by the Loan Note Issuer under or in connection with this Security Trust Deed and the Loan Notes, including damages;

        23.1.2    Extent of Discharge: an amount received or recovered in a
                  currency other than the Contractual Currency (whether as a result of, or of the enforcement of, a judgment or order of a court of any jurisdiction, in the winding-up or dissolution of the Loan Note Issuer or otherwise), by the Security Trustee or any Loan Note Holder in respect of any sum expressed to be due to it from the Loan Note Issuer will only discharge the Loan
                  Note Issuer to the extent of the Contractual Currency amount which the recipient is able to purchase with the amount so received or recovered in that other currency on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so); and

        23.1.3    Indemnity: if that Contractual Currency amount is less than the Contractual Currency amount expressed to be due to the recipient under this Security Trust Deed or the Loan Notes, the Loan Note Issuer will indemnify it against any loss
                  sustained by it as a result. In any event, the Loan Note
                  Issuer will indemnify the recipient against the cost of making any such purchase.

23.2    The above indemnities shall constitute obligations of the Loan Note
        Issuer separate and independent from its obligations under the Loan
        Notes and shall apply irrespective of any indulgence granted by the
        Security Trustee or the Loan Note Holders from time to time and shall continue in full force and effect notwithstanding the judgment or filing of any proof or proofs in any bankruptcy, insolvency or liquidation of the Loan Issuer for a liquidated sum or sums in respect of amounts due under this Security Trust Deed (other than this Clause 23 (Currency
        Indemnity)) or the Loan Notes. Any such discrepancy as

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        aforesaid shall be deemed to constitute a loss suffered by the Security
        Trustee and the Loan Note Holders and no proof or evidence of any actual loss shall be required by the Loan Note Issuer or its liquidator.

24.     NOTICES

24.1    DELIVERY OF NOTICES

        Any notice, demand, approval or certificate to the Loan Note Issuer or the Security Trustee required to be given, made or served for any purposes under the Loan Notes, or any of them, or this Security Trust
        Deed or any Loan Note Supplement shall be given, made or served by sending the same by pre-paid post (first class if inland, first class airmail if overseas), or facsimile transmission or by delivering it by hand as follows:

        TO THE LOAN NOTE ISSUER:

                 Turquoise Funding 1 Limited
                 PO Box 75
                 26 New Street
                 St Helier
                 Jersey
                 JE4 8PP

                 Attention:     Directors
                 Facsimile No:  +44 (0) 1534 814815
                 Telephone:     +44 (0) 1534 814814

        TO THE SECURITY TRUSTEE:

                 Law Debenture Trust Company of New York
                 767 Third Avenue - 31st floor,
                 New York,
                 New York 10017,

                 Attention:     Patrick Healy
                 Facsimile No:  +1 212 750 1361
                 Telephone:     +1 212 750 6474

        TO THE RECEIVABLES TRUSTEE:

                 Turquoise Receivables Trustee Limited
                 PO Box 75
                 26 New Street
                 St Helier
                 Jersey
                 JE4 8PP

                 Attention:     Directors
                 Facsimile No:  +44 (0) 1534 814815
                 Telephone:     +44 (0) 1534 814814

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        TO THE TRANSFEROR BENEFICIARY:

                 HSBC Bank plc
                 8 Canada Square
                 London E14 5HQ

                 Attention:     HSBC Card Services
                 Facsimile No:  +44 (0) 20 7991 4663
                 Telephone:     +44 (0) 20 7991 8888

        TO THE LOAN NOTE REGISTRAR:

                 Bedell Trust Company Limited
                 26 New Street
                 St Helier
                 Jersey
                 JE4 8PP

                 Attention:     Directors
                 Facsimile No:  +44 (0) 1534 814815
                 Telephone:     +44 (0) 1534 814814

        or to such other address, facsimile number or marked for the attention of such other person or department as shall have been notified (in accordance with this Clause 24.1 (Delivery of Notices) to the other party hereto and any notice or demand sent by post as aforesaid shall be deemed to have been given, made or served three days in the case of inland post or seven days in the case of overseas post after despatch and any notice or demand sent by facsimile transmission as aforesaid shall be deemed to have been given, made or served 24 hours after the time of despatch, provided that in the case of a notice or demand given by facsimile transmission such notice or demand shall forthwith be confirmed by post. The failure of the addressee to receive such confirmation shall not invalidate the relevant notice or demand given, made or served by facsimile transmission.

24.2    COMMUNICATIONS BY LOAN NOTE HOLDERS WITH OTHER LOAN NOTE HOLDERS

        Loan Note Holders may communicate pursuant to TIA Section 312(b) with other Loan Note Holders with respect to their rights under this Security
        Trust Deed or the Loan Notes. The Loan Note Issuer, the Security
        Trustee, and anyone else shall have the protection of TIA Section
        312(c).

24.3    NOTICES TO LOAN NOTE HOLDERS

        Any notice or communication mailed to Loan Note Holders hereunder shall be transmitted by mail to such other Loan Note Holders as have, pursuant to each relevant Loan Note Supplement, had their names and addresses provided to the Loan Note Registrar for that purpose.

25.     RIGHTS OF THIRD PARTIES

        Without prejudice to the right of any shareholder, officer, agent or director to enforce the provisions of Clause 3.6.2 hereof, no person who is not a party to this Security Trust Deed shall have any right under the Contracts (Rights of Third Parties) Act 1999 to

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        enforce any term of this Security Trust Deed, but this does not affect any right or remedy of a third party which exists or is available apart from that Act.

26.     SEVERABILITY OF PROVISIONS

        If any one or more of the covenants, agreements, provisions or terms of this Security Trust Deed shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Security Trust Deed and shall in no way affect the validity or enforceability of the other provisions of this Security
        Trust Deed or of the rights of the Secured Creditors of any Series.

27.     FURTHER ASSURANCES AND UNDERTAKING OF NON-PETITION

27.1    FURTHER ASSURANCES

        The Transferor Beneficiary and the Security Trustee (at the expense of the Loan Note Issuer) agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Loan Note Issuer more fully to effect the purposes of this Security Trust Deed and each Loan Note Supplement.

27.2    UNDERTAKING OF NON-PETITION

        The Transferor Beneficiary hereby undertakes to the Loan Note Issuer and the Security Trustee for itself and as Security Trustee for each Secured
        Creditor that it will not take any corporate action or other steps or legal proceedings for the winding up, dissolution or re-organisation of, or for the appointment of a receiver, administrator, administrative receiver, trustee, liquidator, sequestrator or similar officer of any
        Secured Creditor (unless a Secured Creditor of a Series specifies otherwise in the Loan Note Supplement in respect of that Series), the
        Loan Note Issuer (or any of its shareholders or directors) or any or all of the revenues and assets of any of them nor participate in any ex parte proceedings nor seek to enforce any judgment against any such
        Persons.

28.     NO WAIVER; CUMULATIVE REMEDIES

        No failure to exercise and no delay in exercising, in respect of any
        Series, on the part of the Loan Note Issuer, the Security Trustee, any
        Enhancement Provider or any Secured Creditor, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

29.     RELEASE OF COLLATERAL

29.1    Except to the extent expressly provided in this Clause 29, the Security
        Trustee shall release property from the security constituted by this
        Security Trust Deed as supplemented by the relevant Loan Note Supplement either in respect of all secured property or in respect of security created in respect of a particular Loan Note Supplement, only upon receipt of a notice from the Loan Note Issuer accompanied by an
        Officer's Certificate (as further described below), an Opinion of
        Counsel and

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        Independent Certificates in accordance with Sections 314(c) and
        314(d)(1) of the TIA or an Opinion of Counsel in lieu of such
        Independent Certificates to the effect that the TIA does not require any such Independent Certificates, PROVIDED THAT the Loan Note Issuer shall be obliged to issue such notice:

        29.1.1    to release all secured property from the security constituted by this Security Trust Deed and all relevant Loan Note
                  Supplements, where all outstanding Series Loan Notes have been repaid in full and no Loan Note Holder has any further
                  obligation to make any further subscription payment in respect of such Loan Notes; or

        29.1.2    to release all secured property from the security constituted in respect of a particular Loan Note Supplement, where the relevant outstanding Series Loan Note issued pursuant to such
                  Loan Note Supplement has been repaid in full and no Loan Note
                  Holder under such Loan Note Supplement has any further
                  obligation to make any further subscription payment in respect of such Loan Note.

29.2    Whenever any property is to be released from the security constituted by this Security Trust Deed as supplemented by the relevant Loan Note
        Supplement, the Loan Note Issuer shall also furnish to the Security
        Trustee an Officer's Certificate certifying that either Clause 29.1.1 or
        Clause 29.1.2 above is true, and that in the opinion of such person the proposed release will not impair the security under this Security Trust
        Deed in contravention of the provisions hereof.

29.3    Notwithstanding anything to the contrary contained herein, the
        Receivables Trustee may (A) collect, liquidate, sell or otherwise dispose of Receivables as and to the extent permitted or required by the
        Series Documents, (B) the Loan Note Issuer may make cash payments out of the Loan Note Issuer Accounts as and to the extent permitted or required by the Relevant Documents and (C) take any other action not inconsistent with the TIA.

29.4    Following irrevocable discharge in full of the Secured Obligations of which the Security Trustee has notice, the Security Trustee shall reassign to the Loan Note Issuer the Loan Note Issuer Jersey Secured
        Property.

30.     COUNTERPARTS

        This Security Trust Deed may be executed in two or more counterparts
        (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

31.     THIRD PARTY BENEFICIARIES

31.1    This Security Trust Deed will enure to the benefit of and be binding upon the parties hereto, and, in respect of any Series, the Secured
        Creditors named in the relevant Loan Note Supplement, and their respective successors and permitted assigns as Secured Creditors and beneficiaries of the Secured Property in respect of a relevant Series;

31.2    To the extent specified in any relevant Loan Note Supplement, any third party including any Enhancement Provider, that is not a Secured Creditor of the Secured Property of a Series, may by execution of such Loan Note
        Supplement, as a matter of contract only, be

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        entitled to the benefit of the provisions of this Security Trust Deed as if such third party were a Secured Creditor hereunder and the rights of such third parties so provided shall enure to the benefit of such third parties and be binding upon the parties hereto and the Secured Creditors of the Secured Property in respect of such Series; and

31.3    Except as otherwise provided in this Clause 31 (Third Party
        Beneficiaries), no other Person will have any right or obligation hereunder.

32.     TIA PREVAILS

32.1    Subject to Clause 32.3, if any provision of this Security Trust Deed limits, qualifies or conflicts with another provision which is required to be included in this Security Trust Deed by the TIA (or would be required to be included in this Security Trust Deed by the TIA were this
        Security Trust Deed qualified or required to be qualified by the TIA)
        and is not subject to a contractual waiver under the TIA, the required provision of the TIA shall prevail, however, in relation solely to the
        Loan Note Issuer Jersey Security Interest provided such will not be inconsistent with the provisions of the Jersey Security Interests Law.

32.2    Subject to Clause 32.3, the Parties agree the provisions of the TIA
        (including Sections 310 through 318, inclusive, thereof) that impose duties on any Person (including the provisions automatically deemed included unless expressly excluded by this Security Trust Deed) are part of and govern this Security Trust Deed, whether or not physically contained herein. If and to the extent that any provision of this
        Security Trust Deed limits, qualifies, or conflicts with the duties imposed by, or with another provision (an "incorporated provision")
        included in this Security Trust Deed by operation of Sections 310 to
        318, inclusive, of the TIA, such imposed duties or incorporated provision shall control and such Security Trust Deed provision shall be deemed modified thereby.

32.3    Notwithstanding any other provision of this Security Trust Deed, all provisions relating to the TIA will only apply as and when this Security
        Trust Deed is a "qualified" indenture under the TIA.

33.     ACTIONS BY LOAN NOTE HOLDERS

        Any request, demand, authorisation, direction, notice, consent, waiver or other act by the Loan Note Holder of a Series shall bind each and every successor of such Loan Note Holder.

34.     MERGER AND INTEGRATION

        Except as specifically stated otherwise herein, this Security Trust Deed sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Security Trust Deed. This Security Trust Deed may not be modified, amended, waived or supplemented except as provided herein.

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35.     GOVERNING LAW AND JURISDICTION

35.1    GOVERNING LAW

        This Security Trust Deed (and the Security Trust constituted hereby)
        shall be governed by and construed in accordance with the laws of
        England save that those parts of this Security Trust Deed concerned with the creation, subsistence or enforcement of the Loan Note Issuer Jersey
        Security Interest shall be governed by and construed in accordance with
        Jersey law. Provided that it is a "qualified" indenture for the purpose of the TIA, this Security Trust Deed will be subject to the provisions of the TIA that are required to be part of this Security Trust Deed and shall in such circumstances, and to the extent applicable, be governed by such provisions.

35.2    JURISDICTION

        35.2.1    Each of the parties hereto irrevocably agrees for the benefit of each other party that the courts of England shall have
                  non-exclusive jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Security Trust Deed, and for such purposes, irrevocably submits to the
                  non-exclusive jurisdiction of such courts. Each of the parties hereto also agrees for the benefit of each other party that any proceedings against any party to this Security Trust Deed arising out of or based upon this Security Trust Deed may be instituted in a court of Jersey, Channel Islands.

        35.2.2    Each of the parties hereto irrevocably waives any objection which it might now or hereafter have to the courts referred to in Clause 35.2.1 being nominated as the forum to hear and
                  determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this
                  Security Trust Deed and agrees not to claim that any such
                  court is not a convenient or appropriate forum.

        35.2.3    Each party hereto (if it is not incorporated in England)
                  irrevocably appoints the person specified against its name on the execution pages hereto to accept service of any process on its behalf and further undertakes to the other parties hereto that it will at all times during the continuance of this
                  Security Trust Deed maintain the appointment of some person in
                  England as its agent for the service of process and
                  irrevocably agrees that service of any writ, notice or other document for the purposes of any suit, action or proceeding in the courts of England shall be duly served upon it if
                  delivered or sent by registered post to the address of such appointee (or to such other address in England as that party may notify to the other parties hereto).

IN WITNESS WHEREOF, this Security Trust Deed has been executed as a deed by the parties hereto and is intended to be and is hereby delivered on the day and year first above written.

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                                   SCHEDULE 1

                  PROVISIONS FOR MEETINGS OF LOAN NOTE HOLDERS

1.      DEFINITIONS

        In this Schedule 1, the following expressions have the following meanings:

        "BASIC TERMS MODIFICATION" means any change:

        (a)       to any date fixed for payment of principal or interest in
                  respect of any Loan Notes including the maturity date, to
                  reduce or cancel the amount of principal or interest payable or due on any date in respect of any Loan Notes or to alter the method of calculating the amount of any payment in respect of any Loan Notes on redemption or maturity;

        (b)       (except in accordance with the Security Trust Deed) to effect the exchange, conversion or substitution of any Loan Notes for, or the conversion of any Loan Notes into, shares, bonds or other obligations or securities of the Issuer or any other person or body corporate formed or to be formed;

        (c)       to change the currency of any payment under any Loan Note;

        (d)       to alter the priority of payment of interest or principal in respect of any Loan Note;

        (e)       to change the quorum requirements relating to Meetings or the majority required to pass an Extraordinary Resolution; or

        (f)       to amend the definition of a Basic Terms Modification;

        "CHAIRMAN" means, in relation to any Meeting, the individual who takes the chair in accordance with Paragraph 6 (Chairman);

        "EXTRAORDINARY RESOLUTION" means a resolution passed at a Meeting duly convened and held in accordance with this Schedule by a majority of not less than 75 per cent. of the votes cast;

        "FORM OF PROXY" means, in relation to any Meeting, a document in the
        English language available from the Loan Note Registrar signed by a Loan
        Note Holder or, in the case of a corporation, executed under its seal or signed on its behalf by a duly authorised officer and delivered to the
        Loan Note Registrar not later than 48 hours before the time fixed for such Meeting, appointing a named individual or individuals to vote in respect of the Loan Notes held by such Loan Note Holder;

        "MEETING" means a meeting of the Loan Note Holders (whether originally convened or resumed following an adjournment);

        "PROXY" in the case of Loan Notes means, in relation to any Meeting, a person appointed to vote under a Form of Proxy other than:

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        (a)       any such person whose appointment has been revoked and in
                  relation to whom the Loan Note Registrar has been notified in writing of such revocation by the time which is 48 hours
                  before the time fixed for such Meeting; and

        (b)       any such person appointed to vote at a Meeting which has been adjourned for want of a quorum and who has not been
                  re-appointed to vote at the Meeting when it is resumed;

        "RELEVANT FRACTION" means:

        (a)       for all business other than voting on an Extraordinary
                  Resolution, one tenth;

        (b)       for voting on any Extraordinary Resolution other than one
                  relating to a Basic Terms Modification, more than half; and

        (c)       for voting on any Extraordinary Resolution relating to a Basic
                  Terms Modification, at least three quarters;

        PROVIDED HOWEVER, that in the case of a Meeting which has resumed after adjournment for want of a quorum, it means:

        (i)       for all business other than voting on an Extraordinary
                  Resolution relating to a Basic Terms Modification, the
                  fraction of the aggregate principal amount of the outstanding
                  Loan Notes represented or held by the Voters actually present at the Meeting; and

        (ii)      for voting on any Extraordinary Resolution relating to a Basic
                  Terms Modification, one third;

        "VOTER" means, in relation to any Meeting, (a) a Proxy or (subject to
        Paragraph 3 (Record Date) below) a Loan Note Holder, PROVIDED THAT
        (subject to Paragraph 3 (Record Date) below) any Loan Note Holder which has appointed a Proxy under a Form of Proxy shall not be a "VOTER"
        except to the extent that such appointment has been revoked and the Loan
        Note Registrar notified in writing of such revocation at least 48 hours before the time fixed for such Meeting;

        "WRITTEN RESOLUTION" means a resolution in writing signed by or on behalf of all holders of Loan Notes who for the time being are entitled to receive notice of a Meeting in accordance with the provisions of this
        Schedule, whether contained in one document or several documents in the same form, each signed by or on behalf of one or more such holders of the Loan Notes;

        "24 HOURS" means a period of 24 hours including all or part of a day
        (disregarding for this purpose the day upon which such Meeting is to be held) upon which banks are open for business in both the place where the relevant Meeting is to be held and in the place where the Loan Note
        Registrar has its registered office and such period shall be extended by one period or, to the extent necessary, more periods of 24 hours until there is included as aforesaid all or part of a day upon which banks are open for business as aforesaid; and

        "48 HOURS" means 2 consecutive periods of 24 hours.

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2.      ISSUE OF FORMS OF PROXY

        Any holder of a Loan Note may obtain an uncompleted and unexecuted Form of Proxy from the Loan Note Registrar. More than one Form of Proxy cannot be outstanding simultaneously in respect of the same Loan Note.

3.      RECORD DATE

        Loan Note Issuer may fix a record date for the purposes of any Meeting or any resumption thereof following its adjournment for want of a quorum
        PROVIDED THAT such record date is not more than 10 days prior to the time fixed for such Meeting or (as the case may be) its resumption. The person in whose name a Loan Note is registered in the Loan Note Register on the record date at close of business in the city in which the Loan
        Note Registrar has its registered office shall be deemed to be the holder of such Loan Note for the purposes of such Meeting and notwithstanding any subsequent transfer of such Loan Note or entries in the Loan Note Register.

4.      CONVENING OF MEETING

        Loan Note Issuer or the Security Trustee may convene a Meeting at any time, and the Security Trustee shall be obliged to do so subject to its being indemnified to is satisfaction upon the request in writing of Loan
        Note Holders holding not less than one tenth of the aggregate Principal
        Amount Outstanding of the Loan Notes. Every Meeting shall be held on a date, and at a time and place, approved by the Security Trustee.

5.      NOTICE

5.1     At least 21 days' notice (exclusive of the day on which the notice is given and of the day on which the relevant Meeting is to be held)
        specifying the date, time and place of the Meeting shall be given to
        Loan Note Issuer or the Security Trustee (as applicable), the Loan Note
        Holders, the Loan Note Registrar and the Transferor Beneficiary.

5.2     The notice shall set out in full the text of any resolutions to be proposed unless the Security Trustee agrees that the notice shall instead specify the nature of the resolutions without including the full text and shall state that a Loan Note Holder may appoint a Proxy by executing and delivering a Form of Proxy to the registered of the Loan
        Note Registrar, in either case until 48 hours before the time fixed for the Meeting.

6.      CHAIRMAN

        An individual (who may, but need not, be a Loan Note Holder) nominated in writing by the Security Trustee may take the chair at any Meeting but, if no such nomination is made or if the individual nominated is not present within 15 minutes after the time fixed for the Meeting, those present shall elect one of themselves to take the chair failing which,
        Loan Note Issuer may appoint a Chairman. The Chairman of an adjourned
        Meeting need not be the same person as was the Chairman of the original
        Meeting.

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7.      QUORUM

        The quorum at any Meeting shall be one or more Voters representing or holding not less than the Relevant Fraction of the aggregate principal amount of the outstanding Loan Notes.

8.      ADJOURNMENT FOR WANT OF QUORUM

        If within 15 minutes after the time fixed for any Meeting a quorum is not present, then:

        (a)       In the case of a Meeting requested by Loan Note Holders, it shall be dissolved; and

        (b)       In the case of any other Meeting (unless Loan Note Issuer and the Security Trustee otherwise agree), it shall be adjourned for such period (which shall be not less than 14 days and not more than 42 days) and to such place as the Chairman
                  determines (with the approval of the Security Trustee):
                  PROVIDED HOWEVER, that

                  (i)   the Meeting shall be dissolved if Loan Note Issuer and
                        the Security Trustee together so decide; and

                  (ii)  no Meeting may be adjourned more than once for want of a quorum.

9.      ADJOURNED MEETING

        The Chairman may, with the consent of, and shall if directed by, any
        Meeting adjourn such Meeting from time to time and from place to place, but no business shall be transacted at any adjourned Meeting except business which might lawfully have been transacted at the Meeting from which the adjournment took place.

10.     NOTICE FOLLOWING ADJOURNMENT

        Paragraph 5 (Notice) shall apply to any Meeting which is to be resumed after adjournment for want of a quorum save that:

        (a)       10 days' notice (exclusive of the day on which the notice is given and of the day on which the Meeting is to be resumed)
                  shall be sufficient; and

        (b)       the notice shall specifically set out the quorum requirements which will apply when the Meeting resumes.

        It shall not be necessary to give notice of the resumption of a Meeting which has been adjourned for any other reason.

11.     PARTICIPATION

        The following may attend and speak at a Meeting:

        (a)       Voters;

        (b)       representatives of the Loan Note Issuer and the Security
                  Trustee;

        (c)       the financial advisers of the Loan Note Issuer and the
                  Security Trustee;

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        (d)       the legal counsel to the Loan Note Issuer and the Security
                  Trustee and such advisers;

        (e)       any other person approved by the Meeting or the Security
                  Trustee; and

        (f)       the Loan Note Registrar.

12.     SHOW OF HANDS

        Every question submitted to a Meeting shall be decided in the first instance by a show of hands. Unless a poll is validly demanded before or at the time that the result is declared, the Chairman's declaration that on a show of hands a resolution has been passed, passed by a particular majority, rejected or rejected by a particular majority shall be conclusive, without proof of the number of votes cast for, or against, the resolution. Where there is only one Voter, this Paragraph 12 shall not apply and the resolution will immediately be decided by means of a poll.

13.     POLL

        A demand for a poll shall be valid if it is made by the Chairman, Loan
        Note Issuer, the Security Trustee or one or more Voters representing or holding not less than one fiftieth of the aggregate principal amount of the outstanding Loan Notes. The poll may be taken immediately or after such adjournment as the Chairman directs, but any poll demanded on the election of the Chairman or on any question of adjournment shall be taken at the Meeting without adjournment. A valid demand for a poll shall not prevent the continuation of the relevant Meeting for any other business as the Chairman directs.

14.     VOTES

        Every Voter shall have:

        (a)       On a show of hands, one vote; and

        (b)       On a poll, one vote in respect of (pound)1 in aggregate face amount of the Principal Amount Outstanding of the Loan Note(s)
                  represented or held by him.

        Unless the terms of any Form of Proxy state otherwise, A Voter shall not be obliged to exercise all the votes to which he is entitled or to cast all the votes which he exercises in the same way. In the case of a voting tie the Chairman shall have a casting vote.

15.     VALIDITY OF VOTES BY PROXIES

15.1    Any vote by a Proxy in accordance with the Form of Proxy shall be valid even if such Form of Proxy or any instruction pursuant to which it was given has been amended or revoked, PROVIDED THAT the Loan Note Registrar has not been notified in writing of such amendment or revocation by the time which is 24 hours before the time fixed for the relevant Meeting.

15.2    Unless revoked, any appointment of a Proxy under a Form of Proxy in relation to a Meeting shall remain in force in relation to any resumption of such Meeting following an adjournment; PROVIDED HOWEVER that no such appointment of a Proxy in relation to a Meeting originally convened which has been adjourned for want of a quorum shall

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        remain in force in relation to such Meeting when it is resumed. Any person appointed to vote at such a Meeting must be re-appointed under a
        Form of Proxy to vote at the Meeting when it is resumed.

16.     POWERS

        A Meeting shall have the power (exercisable only by Extraordinary
        Resolution), without prejudice to any other powers conferred on it or any other person:

        (a)       to approve any Basic Terms Modification;

        (b)       to approve any proposal for any modification, abrogation,
                  variation or compromise of any provisions of the Security
                  Trust Deed, any Loan Note Supplement or any Loan Note
                  Conditions or any arrangement in respect of the obligations of the Loan Note Issuer under or in respect of any Loan Notes;

        (c)       to approve the substitution of any person for the Loan Note
                  Issuer (or any previous substitute) as principal obligor under any Loan Notes;

        (d)       to waive any breach or authorise any proposed breach by the
                  Loan Note Issuer of its obligations under or in respect of the
                  Security Trust Deed, any of the Loan Notes or the other
                  Relevant Documents or any act or omission which might
                  otherwise constitute a Loan Note Event of Default under the
                  Loan Notes;

        (e)       to remove any Security Trustee;

        (f)       to approve the appointment of a new Security Trustee;

        (g)       to authorise the Security Trustee (subject to its being
                  indemnified and/or secured to its satisfaction) or any other person to execute all documents and do all things necessary to give effect to any Extraordinary Resolution;

        (h)       to discharge or exonerate the Security Trustee from any
                  liability in respect of any act or omission for which it may become responsible under the Security Trust Deed, any Loan
                  Note Supplement or any Loan Notes;

        (i)       to give any other authorisation or approval which under the
                  Security Trust Deed, any Loan Note Supplement or any Loan
                  Notes is required to be given by Extraordinary Resolution; and

        (j)       to appoint any persons as a committee to represent the
                  interests of the Loan Note Holders and to confer upon such committee any powers which the Loan Note Holders could
                  themselves exercise by Extraordinary Resolution.

17.     BASIC TERMS MODIFICATIONS

        No Extraordinary Resolution involving a Basic Terms Modification that is passed by the holder of one Series Loan Note shall be effective unless it is sanctioned by an Extraordinary Resolution of the holders of each of the other Series Loan Notes (to the extent that there is a Loan Note outstanding in each such other Series) which in the opinion of the
        Security Trustee, are or may be prejudiced by such resolution.

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18.     BINDING NATURE OF EXTRAORDINARY RESOLUTION

        Subject to Paragraph 17 (Basic Terms Modifications) above, any resolution passed at a Meeting of Loan Note Holders duly convened and held in accordance with this Schedule 1 shall be binding upon all Loan
        Note Holders and such Loan Note Holders shall be bound to give effect to any such resolutions accordingly and the passing of any such resolution shall be conclusive evidence that the circumstances justify the passing thereof. Notice of the result of every vote on an Extraordinary
        Resolution shall be given by or on behalf of the Chairman to the Loan
        Note Holders, the Loan Note Registrar, the Loan Note Issuer and the
        Security Trustee within 14 days of the conclusion of the Meeting.

19.     MINUTES

        Minutes of all resolutions and proceedings at each Meeting shall be made. The Chairman shall sign the minutes, which shall be prima facie evidence of the proceedings recorded therein. Unless and until the contrary is proved, every such Meeting in respect of the proceedings of which minutes have been summarised and signed shall be deemed to have been duly convened and held and all resolutions passed or proceedings transacted at it to have been duly passed and transacted.

20.     WRITTEN RESOLUTION

        A Written Resolution shall take effect as if it were an Extraordinary
        Resolution.

21.     FURTHER REGULATIONS

        Subject to all other provisions contained in the Security Trust Deed, the Security Trustee may without the consent of the Loan Note Issuer or the Loan Note Holders prescribe such further regulations regarding the holding of Meetings of Loan Note Holders and attendance and voting at them as the Security Trustee may in its sole discretion determine.

22.     SEVERAL SERIES

        The following provisions shall apply where more than one Series Loan
        Note is outstanding:

        (a)       Business which in the opinion of the Security Trustee affects the Loan Note of only one Series shall be transacted at a
                  separate Meeting of the holder of the Loan Note of that
                  Series;

        (b)       Business which in the opinion of the Security Trustee affects the Loan Notes of more than one Series but does not give rise to an actual or potential conflict of interest between the
                  Loan Note Holder of one such Series and the holder of the Loan
                  Note of any other such Series shall be transacted either at separate Meetings of the holder of the Loan Note of each such
                  Series or at a single Meeting of the holders of the Loan Notes of all such Series, as the Security Trustee shall in its
                  absolute discretion determine.

        (c)       Business which in the opinion of the Security Trustee affects the Loan Notes of more than one Series and gives rise to an actual or potential conflict of interest

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                  between the Loan Note Holder of one such Series and the Loan
                  Note Holder of any other such Series shall be transacted at separate Meetings of the holder of the Loan Note of each such
                  Series.

        In this clause, "BUSINESS" includes (without limitation) the passing or rejection of any resolution.

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                                    EXECUTION

LOAN NOTE ISSUER

Executed as a deed by                   )
TURQUOISE FUNDING 1 LIMITED             )
                                        )        S.M. HOLLYWOOD

EXECUTED AS A DEED                      )
By MICHAEL WORSFOLD                     )        MICHAEL WORSFOLD
acting as attorney                      )
for and on behalf of                    )
HSBC BANK PLC                           )
in the presence of:                     )

Signature of witness:           ANDREW HUTCHINSON
                                --------------------------
Name of witness:                ANDREW HUTCHINSON
                                --------------------------
Address:                        8 CANADA SQUARE, LONDON
                                --------------------------
Occupation:                     LEGAL ADVISER
                                --------------------------

SECURITY TRUSTEE

LAW DEBENTURE TRUST
COMPANY OF NEW YORK AS
SECURITY TRUSTEE
By      PATRICK J. HEALY

Name    PATRICK J. HEALY
Title   VICE PRESIDENT

                                     - 72 -

                                                                  CONFORMED COPY

RECEIVABLES TRUSTEE

Executed as a deed by                   )
TURQUOISE RECEIVABLES TRUSTEE           )
LIMITED                                 )        S.M. HOLLYWOOD
                                                 DIRECTOR

LOAN NOTE REGISTRAR

Executed as a deed by                   )
BEDELL TRUST COMPANY LIMITED            )        S.M. HOLLYWOOD
                                                 DIRECTOR

                                     - 73 -